UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material under §240.14a-12

Zomedica Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Annual General Virtual-Only Meeting of Shareholders to be Held on July 30, 2021

Dear Investor:

Please find attached your instrument of proxy/voting instruction form of Zomedica Corp. ("Zomedica" or the "Corporation") for use in connection with the Annual Virtual-Only Meeting of shareholders of the Corporation to be held on Friday, July 30, 2021 at 8:30 a.m. (Toronto time) (the "Meeting").

The Corporation will use the notice-and-access model for delivery of Meeting materials to its shareholders. Notice-and-access allows companies to post shareholder meeting materials online. Under notice-and-access, shareholders still receive an instrument of proxy/voting instruction form enabling them to vote at the Meeting. However, instead of a paper copy of the other Meeting materials, shareholders receive this notice with information on how they may access or obtain copies of the Meeting materials.

The use of this alternative means of delivery substantially reduces the quantity of material that must be printed and mailed to shareholders thus reducing costs and environmental impact.

Meeting Date and Manner of Participation

The Meeting will be held on Friday, July 30, 2021 at 8:30 a.m. (Toronto time). The Corporation is holding the Meeting as a completely virtual meeting, which will be conducted via live audio cast, where registered shareholders and duly appointed proxyholders, regardless of geographic location, will have an opportunity to participate at the Meeting. Shareholders will not be able to attend the Meeting in person. Registered shareholders and duly appointed proxyholders will be able to attend and participate at the Meeting online at https://web.lumiagm.com/117118024, password "zomedica2021".

The following matters will be considered and, other than item 1, voted upon at the Meeting:

1.	Receipt of the audited consolidated financial statements of the Corporation as at and for the year ended December 31, 2020 and the auditors’ report thereon;
2.	Election of directors, as detailed on pages 21 – 22 of the Management Information Circular and Proxy Statement prepared by the Corporation for the Meeting (the “Circular”);
3.	Appointment of Grant Thornton LLP as the Corporation’s auditors and authorization for the directors to fix the auditors’ remuneration, as detailed on page 24 of the Circular; and
4.	Other business that may properly come before the Meeting.

No shareholder vote is required for item 1. Directors recommend a vote “FOR” all nominees under item 2, and “FOR” item 3.

This is not a ballot. You cannot use this notice to vote your Common Shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. Before voting, we strongly encourage you to first review all of the important information contained in the proxy materials as well as the matters to be considered at the Meeting as described in the Circular, available at: www.meetingdocuments.com/astca/ZOM. Following the Meeting the documents will remain available at such website for a period of one year.

•	The Company’s Annual Report on Form 10-K for the year ended December 31, 2020
•	The Circular
•	The Corporation’s instrument of proxy
•	Any amendments to the foregoing materials that are required to be furnished to shareholders.

Electronic copies of investor materials related to this Meeting may be found at and downloaded from www.meetingdocuments.com/astca/ZOM. We have added features that will make searching for relevant sections and specific items a much easier process than finding this information in the paper versions of these documents. In addition, the investor materials will be filed and be publicly available under the Corporation's corporate profile on SEDAR (in Canada) at www.SEDAR.com and EDGAR (in the United States) at www.sec.gov.

Should you wish to receive paper copies of investor materials related to this meeting, please contact us at the following numbers: toll-free at 1-888-433-6443 (in Canada and the United States) or at 416-682-3801 (outside Canada and the United States), or by email at: fulfilment@astfinancial.com. Requests should be made prior to July 16, 2021, to allow you sufficient time to submit your instrument of proxy/voting instruction form.

The manner by which your common shares may be voted at the Meeting is detailed on the instrument of proxy/voting instruction form included with this package, and in the Circular. We must receive your vote by 8:30 a.m. (Toronto time) on Wednesday, July 28, 2021. Only registered shareholders and duly appointed proxyholders can participate at the Meeting. In order to appoint a proxyholder other than the management nominees indicated in the instrument of proxy/voting instruction form, you must register your proxyholder. Please review the instrument of proxy/voting instruction form and the Circular for information in this regard.

If you have any questions about this notice, please call us at the following toll free number 1-888-433-6443 (in Canada and the United States) and 416-682-3801 (outside Canada and the United States).

iNSTRUMENT OF pROXY

I/We, being holder(s) of common shares (the “Common Shares”) in the capital of Zomedica Corp. (the “Corporation”), hereby appoint: Robert Cohen, Chief Executive Officer or failing him, Ann Cotter, Chief Financial Officer and Corporate Secretary, OR

To appoint a proxyholder other than the management nominees indicated above, print that name here as proxy of the undersigned, to attend, act and vote on behalf of the undersigned in accordance with the below directions (or if no directions have been given, FOR each of the matters listed below) on all the following matters and any other matter that may properly come before the Annual Virtual-Only Meeting (the “Meeting”) of shareholders of the Corporation to be held at 8:30 a.m. (Toronto time) on Friday, July 30. 2021, and at any and all adjournments or postponements thereof in the same manner, to the same extent and with the same powers as if the undersigned were personally present, with full power of substitution. The Company is holding the meeting as a completely virtual meeting, which will be conducted via live audio cast, online at https://web.lumiagm.com/117118024, password "zomedica2021".

Management recommends voting FOR Resolutions 1 and 2. Please use a dark black pencil or pen.

1.	Election of Directors		FOR	WITHHOLD
	1.	Robert Cohen	☐	☐
	2.	Jeffrey Rowe	☐	☐
	3.	Chris MacLeod	☐	☐
	4.	Johnny D. Powers	☐	☐
	5.	Rodney Williams	☐	☐
	6.	Christopher Wolfenberg	☐	☐

2.	Appointment of Auditors		FOR	WITHHOLD
	Appointment of Grant Thornton LLP as Auditors and authorization of the board of directors to fix the Auditors’ remuneration		☐	☐

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this proxy will be voted FOR each of the matters described above. On any amendments or variations of matters described in the notice of the Meeting, or any other matters that may properly come before the Meeting, I/We authorize the appointee to vote as they see fit.

Signature(s)	Date

Please sign exactly as your name(s) appear on this proxy. Please see instructions below. All proxies must be received by 8:30 a.m. (Toronto time) on Wednesday, July 28, 2021.

Notes to Proxy

1.       This proxy must be signed by a holder or his or her attorney duly authorized in writing. If you are an individual, please sign exactly as your name appears on this proxy. If the holder is a corporation, a duly authorized officer or attorney of the corporation must sign this proxy indicating your signing capacity, and you may be required to provide documentation evidencing your power to sign this proxy.

2.       If the securities are registered in the name of an executor, administrator or trustee, please sign exactly as your name appears on this proxy. If the securities are registered in the name of a deceased or other holder, the proxy must be signed by the legal representative with his or her name printed below his or her signature, and evidence of authority to sign on behalf of the deceased or other holder must be attached to this proxy.

3.       If a security is held by two or more individuals, then one of these individuals, in the absence of the others, may sign the proxy.

4.       Every shareholder has the right to appoint some other person or company of the shareholder’s choice, who need not be a shareholder of the Corporation, to attend and act on the shareholder’s behalf at the Meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons who names are printed above, please insert the name of your chosen proxyholder in the space provided above and return your proxy by mail, fax or email as provided below. The proxy must be received by AST Trust Company (Canada) (“AST”), on behalf of the Corporation, by 8:30 a.m. (Toronto time) on Wednesday, July 28, 2021. In addition, you must contact AST at 1-866-751-6315 (within North America) or 212-235-5754 (outside North America) and provide AST with the required information for your proxyholder so that AST may provide the proxyholder with a control number. This also must occur by 8:30 a.m. (Toronto time) on Wednesday, July 28, 2021. This control number will allow your proxyholder to log into and vote at the Meeting. Without a control number, your proxyholder will only be able to log into the Meeting as a guest and will not be able to vote.

5.       The Common Shares of the Corporation represented by this proxy will be voted as directed by the holder. However, if such a direction is not made in respect of any matter, then the Common Shares will be voted FOR each matter. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Annual Virtual-Only Meeting, or other matters that may properly come before the Meeting or any adjournment or postponement thereof.

All holders should refer to the Corporation’s Management Information Circular and Proxy Statement dated June 18, 2021 for further information regarding completion and use of this proxy and other information pertaining to the Meeting.

MAIL, FAX or EMAIL

Complete and return your signed proxy in the envelope provided or send to:

AST Trust Company (Canada)

P.O. Box 721

Agincourt, ON M1S 0A1

You may alternatively fax your proxy to 416-368-2502 or toll free in Canada and United States to 1-866-781-3111 or scan and email to proxyvote@astfinancial.com.

An undated proxy is deemed to be dated on the day it was received by AST Trust Company (Canada).

When submitting your proxy please be sure to submit both sides in order to capture the voting control number.

ZOMEDICA CORP.

NOTICE OF ANNUAL VIRTUAL-ONLY MEETING

OF

SHAREHOLDERS

To be held on Friday, July 30, 2021

at 8:30 a.m. (Toronto time)

MANAGEMENT INFORMATION CIRCULAR

AND

PROXY STATEMENT

June 18, 2021

ZOMEDICA CORP.

NOTICE OF ANNUAL VIRTUAL-ONLY MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 30, 2021

TAKE NOTICE that the annual virtual-only meeting (the "Meeting") of holders of Common Shares (the "Common Shares") of ZOMEDICA CORP. ("Zomedica" or the "Corporation") will be held on Friday, July 30, 2021 at 8:30 a.m. (Toronto time). Due to concerns regarding the coronavirus outbreak and to assist in protecting the health and well-being of our shareholders and employees, the Corporation is holding the Meeting as a virtual-only meeting, which will be conducted via live audio online webcast, where registered shareholders and duly appointed proxyholders, regardless of geographic location, will have an opportunity to participate at the Meeting. Shareholders will not be able to attend the Meeting in person. Registered shareholders and duly appointed proxyholders will be able to attend and participate at the Meeting online at https://web.lumiagm.com/117118024, password "zomedica2021". Online access begins at 7:30 a.m. (Toronto time).

The Meeting will cover the following items of business:

(a)	to receive the audited consolidated financial statements of Zomedica as at and for the year ended December 31, 2020 and the auditors' report thereon;
(b)	to elect the directors of the Corporation for the ensuing year;
(c)	to appoint Grant Thornton LLP as the Auditors of the Corporation and to authorize the board of directors to fix the Auditors' remuneration; and
(d)	to transact such further or other business as may properly come before the Meeting or any adjournment(s) thereof.

The board of directors of the Corporation has fixed the close of business on June 10, 2021 as the record date for determination of shareholders entitled to notice of the Meeting, or any adjournment thereof, and the right to vote thereat.

Accompanying this Notice is the Management Information Circular and Proxy Statement dated June 18, 2021 of Zomedica (the "Management Proxy Circular") in respect of the Meeting, which includes information relating to matters to be addressed at the Meeting, together with an Instrument of Proxy (the "Instrument of Proxy"). Registered shareholders who are unable to participate in the Meeting are requested to complete, sign, date and return the enclosed Instrument of Proxy. An Instrument of Proxy will not be valid unless it is deposited at the office of AST Trust Company (Canada), not less than forty-eight (48) hours (excluding Saturdays, Sundays and statutory holidays) before the time for holding the Meeting or any adjournment(s) thereof.

The enclosed Instrument of Proxy appoints nominees of management as proxyholder and you may amend the Instrument of Proxy, if you wish, by inserting in the space provided the name of the person you wish to represent you as proxyholder at the Meeting.

If you are a non-registered holder of Common Shares and received these materials through your broker or another intermediary (each, an "Intermediary"), please complete and return the voting instruction form provided by your Intermediary in accordance with instructions provided to you by your Intermediary.

Only registered shareholders or their duly appointed proxyholders, may participate at the Meeting. Please review the Management Proxy Circular, which contains important information about the Meeting and the voting process.

IMPORTANT NOTICE OF AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL VIRTUAL-ONLY MEETING OF SHAREHOLDERS TO BE HELD ON JULY 30, 2021.

Our proxy materials, including our Management Proxy Circular for the Meeting, our annual report for the fiscal year ended December 31, 2020 and Instrument of Proxy, are available on the Internet at https://investors.zomedica.com/sec-filings. Under Securities and Exchange Commission rules, we are providing access to our proxy materials by notifying you of the availability of our proxy materials on the Internet.

DATED: June 18, 2021

By Order of the Board of Directors

(signed)"Robert Cohen"

Robert Cohen
Chief Executive Officer

ZOMEDICA CORP.

MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT

June 18, 2021

IN RESPECT OF THE ANNUAL VIRTUAL-ONLY MEETING OF SHAREHOLDERS

TO BE HELD ON FRIDAY, JULY 30, 2021

INFORMATION REGARDING PROXIES AND VOTING AT THE MEETING

Solicitation of Proxies

This Management Information Circular and Proxy Statement (the "Management Proxy Circular") is furnished in connection with the solicitation of proxies by the management of Zomedica Corp. ("Zomedica" or the "Corporation") for use at the annual virtual-only meeting (the "Meeting") of the holders (the "Shareholders") of common shares ("Common Shares") of the Corporation to be held at 8:30 a.m. (Toronto time) on Friday, July 30, 2021, via live audio online webcast at https://web.lumiagm.com/117118024, password "zomedica2021", to consider the business set forth in the Notice of Annual Virtual-Only Meeting (the "Notice") accompanying this Management Proxy Circular. Solicitation of proxies will be primarily by mail, but may also be undertaken by way of telephone, facsimile or oral communication by the board of directors of the Corporation (the "Board of Directors" or the "Board"), and officers and regular employees of the Corporation, at no additional compensation. Costs associated with the solicitation of proxies will be borne by the Corporation. This proxy solicitation material is first being given to Shareholders on or about June 18, 2021.

The Corporation may retain a proxy solicitation agent to solicit proxies in connection with the Meeting. Charges for these services will be determined at the time of engagement. All costs of this solicitation will be borne by the Corporation.

We will also, upon request, reimburse brokers and other persons holding Common Shares in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the Common Shares and to obtain proxies or voting instructions.

Virtual-Only Meeting

Zomedica is holding the Meeting as a virtual-only meeting, which will be conducted by live audio online webcast, as a result of the extremely serious impact of the global coronavirus pandemic, and in response to recent public health measures by applicable government authorities, and to prudently protect the health and well-being of our communities and our shareholders, employees, services partners and other stakeholders who wish to participate in the Meeting. Shareholders will have an opportunity to participate in the Meeting online regardless of their physical location. Shareholders will not be able to attend the Meeting in person.

Registered Shareholders and duly appointed proxyholders who participate in the Meeting online will be able to listen to the Meeting, ask questions and vote, all in real time, provided they are connected to the internet and comply with all of the requirements set out below under "Participation in the Meeting". Non-registered Shareholders who have not duly appointed themselves as proxyholders may still participate in the Meeting as guests. Guests will be able to listen to the Meeting but will not be able to vote at the Meeting or ask questions.

Voting by Proxy

Registered Shareholders

A Shareholder is a registered Shareholder (sometimes referred to as a “Registered Shareholder") if the Shareholder has a share certificate in the Shareholder’s name. Registered Shareholders can vote by proxy by completing the instrument of proxy (as defined below), then signing and dating it and providing it to AST Trust Company (Canada), the transfer agent of the Corporation ("AST"), in the manner provided below.

Accompanying this Management Proxy Circular is an Instrument of Proxy (the "instrument of proxy" or the "proxy") for use at the Meeting. Registered Shareholders who wish to be represented by proxy by a person other than those named in the instrument of proxy are required to insert the name of the designated person (discussed further below), date and sign the enclosed proxy and provide it to AST and register the proxyholder by contacting AST at 1-866-751-6315 (within North America) or 212-235-5754 (outside North America), and provide AST with the required information for your proxyholder so that AST may provide the proxyholder with a control number. Registering the proxyholder is an additional step to be completed after the Registered Shareholder has submitted the instrument of proxy. The control number will allow your proxyholder to log in to and vote at the Meeting online. Without a control number, your proxyholder will not be able to vote or ask questions at the Meeting. They will only be able to attend the Meeting online as a guest.

All properly executed proxies for Registered Shareholders must be mailed so as to reach or be deposited at the offices of AST Trust Company (Canada), Attention: Proxy Department, P.O. Box 721, Agincourt, ON M1S 0A1. Registered Shareholders can also fax their proxy to 416-368-2502 or toll-free within North America 1-866-781-3111 or scan and e-mail their proxy to proxyvote@astfinancial.com. In any event, AST must receive a Registered Shareholder’s completed instrument of proxy not later than 48 hours (excluding Saturdays, Sundays and statutory holidays) prior to the time set for the Meeting or any adjournment thereof.

The persons designated in the instrument of proxy are officers and directors of the Corporation. A Shareholder has the right to appoint a person (who need not be a Shareholder) other than the persons designated in the accompanying instrument of proxy, to attend at and represent the Shareholder at the Meeting. To exercise this right, a Registered Shareholder should insert the name of the designated representative in the blank space provided on the instrument of proxy and strike out the names of management's nominees. Alternatively, a Registered Shareholder may complete another appropriate instrument of proxy. As indicated above, the Registered Shareholder must also take the additional step of registering the proxyholder as to obtain a control number from AST.

The instrument of proxy must be signed by the Registered Shareholder or the Registered Shareholder's duly appointed attorney authorized in writing or, if the Shareholder is a corporation, by a duly authorized officer or attorney of such corporation. An instrument of proxy signed by a person acting as attorney or in some other representative capacity (including a representative of a corporate Shareholder) should indicate that person's capacity (following his or her signature) and should be accompanied by the appropriate instrument evidencing qualification and authority to act (unless such instrument has previously been filed with the Corporation).

Beneficial Shareholders

If your Common Shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of Common Shares (a "Beneficial Shareholder"), and these proxy materials are being forwarded to you by your broker, bank or nominee (each, an "Intermediary"), which is considered, with respect to those Common Shares, the Shareholder of record. As a Beneficial Shareholder, you have the right to direct your Intermediary as to how to vote and are also able to appoint a proxyholder to participate at the Meeting.

If you are a Beneficial Shareholder of Common Shares registered in the name of your broker, bank or other Intermediary, your Common Shares are held by your broker, bank or other Intermediary, or in "street name," and you will need to obtain a voting instruction form from the organization that holds your Common Shares and follow the instructions included on that form regarding how to instruct the organization to vote your Common Shares.

Under applicable Canadian laws, your Common Shares cannot be voted by your bank, broker or other Intermediary except in accordance with voting instructions received from you as the Beneficial Shareholder.

Zomedica has distributed copies of the Notice-and-Access (as defined and described below) notification to Intermediaries for distribution to Beneficial Shareholders. Intermediaries are required to forward the Notice-and-Access notification to Beneficial Shareholders unless a Beneficial Shareholder has waived the right to receive them. Typically, Intermediaries will use a service company to forward the Notice-and-Access notification to Beneficial Shareholders. Further, subject to United States federal securities law requirements applicable to Beneficial Shareholders in the United States, the Corporation does not intend to pay for Intermediaries to deliver any proxy-related materials (including the Notice-and-Access notification) to "objecting beneficial owners", and as a consequence, such objecting beneficial owners may not receive the materials unless their Intermediary assumes the cost of delivery.

Generally, Beneficial Shareholders who have not waived the right to receive meeting materials and are not "objecting beneficial owners" will:

a)	have received, together with the Notice-and-Access notification, a voting instruction form which must be completed, signed and delivered by the Beneficial Shareholder in accordance with the directions on the voting instruction form; voting instruction forms sent by the Intermediary’s service company permit the completion of the voting instruction form by telephone or through the service company’s dedicated voting website; and

b)	less typically, be given an instrument of proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature) which is restricted as to the number of Common Shares beneficially owned by the Beneficial Shareholder but which is otherwise uncompleted. This instrument of proxy need not be signed by the Beneficial Shareholder. In this case, the Beneficial Shareholder who wishes to submit a proxy should otherwise properly complete the instrument of proxy and deposit it with AST as indicated below.

The purpose of these procedures is to permit Beneficial Shareholders to direct the voting of the Common Shares they beneficially own. Should a Beneficial Shareholder wish to participate at the Meeting and vote his or her Common Shares in real time (or have another person attend and vote on behalf of the Beneficial Shareholder), the Beneficial Shareholder should strike out the names of the persons named in the instrument of proxy or voting instruction form and insert the Beneficial Shareholder's (or such other person's) name in the blank space provided or, in the case of a voting instruction form, follow the corresponding instructions on the form.

If you are a Beneficial Shareholder located in the United States and wish to participate at the Meeting and vote your Common Shares in real time (or have another person attend and vote on your behalf) the Corporation understands that the above process involving usage of a voting instruction form received from your Intermediary may not be possible, and you may be required to obtain a valid legal proxy from your Intermediary. The Beneficial Shareholder should follow the instructions from its Intermediary included with the legal proxy form or the voting information form sent to the Beneficial Shareholder, or contact the applicable Intermediary to request a legal proxy form or a legal proxy if the Beneficiary has not received one. After obtaining a valid legal proxy from the Intermediary, the Beneficial Shareholder must then submit such legal proxy to AST. All properly executed legal proxies for Beneficial Shareholders must be mailed so as to reach or be deposited at the offices of AST Trust Company (Canada), Attention: Proxy Department, P.O. Box 721, Agincourt, ON M1S 0A1. Beneficial Shareholders can also fax their proxy to 416-368-2502 or toll-free within North America 1-866-781-3111 or scan and e-mail their proxy to proxyvote@astfinancial.com. In any event, AST must receive a Beneficial Shareholder’s completed instrument of proxy not later than 48 hours (excluding Saturdays, Sundays and statutory holidays) prior to the time set for the Meeting or any adjournment thereof.

Beneficial Shareholders should carefully follow the instructions of their Intermediaries and their service companies and allow enough time for the Intermediaries to process the instructions prior to the Meeting. If the Beneficial Shareholder desires to participate at the Meeting and vote his or her Common Shares, or appoint a third party proxyholder, the Beneficial Shareholders will also need to register the proxyholder as to permit the proxyholder to be able to participate at the Meeting. AST will provide registered proxyholders with a control number after the proxy deadline as to enable them to participate in the Meeting (see "Voting by Proxy - Registered Shareholders" and "Participation in the Meeting"). Without a control number, the proxyholder will not be able to vote or ask questions at the Meeting. They will only be able to attend the Meeting online as a guest.

Changing Your Vote

A Registered Shareholder who has submitted an instrument of proxy may revoke it at any time prior to the exercise thereof. In addition to any manner permitted by law, a proxy may be revoked by instrument in writing executed by the Registered Shareholder or by his or her duly authorized attorney or, if the Registered Shareholder is a corporation, executed by a duly authorized officer or attorney of the corporation and deposited either: (i) at the registered office of the Corporation at any time up to and including the last business day preceding the day of the Meeting, or any adjournments thereof, at which the instrument of proxy is to be used; or (ii) with the Chairman of the Meeting on the day of the Meeting, or any adjournment thereof. In addition, an instrument of proxy may be revoked in any other manner permitted by law.

A Beneficial Shareholder may also revoke voting instructions previously submitted. If a Beneficial Shareholder wishes to revoke voting instructions, he or she should contact their Intermediary to discuss what procedures need to be followed. The change or revocation of voting instructions by a Beneficial Shareholder can take several days or longer to complete and accordingly, any such action should be completed well in advance of the deadline prescribed in the instrument of proxy or voting instruction form by the Intermediary or its service company to ensure it is given effect at the Meeting.

Voting of Proxies and Exercise of Discretion by Proxyholders

All Common Shares represented at the Meeting by properly executed proxies will be voted on any ballot that may be called for and, where a choice with respect to any matter to be acted upon has been specified in the instrument of proxy, the Common Shares represented by the instrument of proxy will be voted in accordance with such instructions. The management designees named in the accompanying instrument of proxy will vote or withhold from voting the Common Shares in respect of which they are appointed in accordance with the direction of the Shareholder appointing him or her on any ballot that may be called for at the Meeting. In the absence of such direction, such Common Shares will be voted "FOR" the proposed resolutions at the Meetings. The accompanying instrument of proxy confers discretionary authority upon the persons named therein with respect to amendments of or variations to the matters identified in the accompanying Notice and with respect to other matters that may properly be brought before the Meeting. In the event that amendments or variations to matters identified in the Notice are properly brought before the Meeting or any further or other business is properly brought before the Meeting, it is the intention of the management designees to vote in accordance with their best judgment on such matters or business. At the time of printing this Management Proxy Circular, management of the Corporation knows of no such amendment, variation or other matter to come before the Meeting other than the matters referred to in the accompanying Notice.

Participation in the Meeting

Zomedica is holding the Meeting as a virtual-only meeting, which will be conducted by live audio online webcast. Shareholders will not be able to participate in the Meeting in person.

Participating in the Meeting online enables Registered Shareholders and duly appointed proxyholders, including Beneficial Shareholders who have appointed themselves as proxyholders, to participate in the Meeting and ask questions, all in real time. Registered Shareholders and duly appointed proxyholders can vote at the appropriate times during the Meeting. Guests, including Beneficial Shareholders who have not appointed themselves as proxyholders, can log into the Meeting as set out below. Guests can listen to the Meeting, but are not able to vote or ask questions.

•	Log in online at https://web.lumiagm.com/117118024. We recommend that you log in at least one hour before the Meeting starts;

•	Click "Login" and then enter your 13-digit control number (see below) and password "zomedica2021" (case sensitive); OR

•	Click "Guest" and then complete the online form.

For any technical difficulties or trouble accessing our virtual-only Meeting, please go to: http://go.lumiglobal.com/faq.

Registered Shareholders: The 13-digit control number is located on the instrument of proxy.

Duly appointed proxyholders: AST will provide the proxyholder with a 13-digit control number after the proxy voting deadline has passed and the proxyholder has been duly appointed and registered as described above.

It is necessary for a proxyholder to obtain a control number in order to participate at the Meeting. Without a control number, the proxyholder will not be able to vote or ask questions and vote at the Meeting. The proxyholder will only be able to participate as a guest.

If you participate in the Meeting online, it is important that you are connected to the internet at all times during the Meeting in order to vote when balloting commences. It is your responsibility to ensure connectivity for the duration of the Meeting. You should allow ample time to check into the Meeting online and complete the Meeting procedures.

Notice-and-Access

The Corporation has elected to use the "notice-and-access" provisions under National Instrument 54-101 – Communications with Beneficial Owners of Securities of a Reporting Issuer, and corresponding provisions of United States securities legislation ("Notice-and-Access") for the Meeting in respect of mailings to its Registered Shareholders and Beneficial Shareholders. The Notice-and-Access provisions are a set of rules developed by securities regulators that reduce the volume of materials that must be physically mailed to shareholders by allowing a reporting issuer to post a management information circular in respect of a meeting of its shareholders and related materials online. Notice-and-access allows the Corporation to post electronic versions of its Management Proxy Circular and other Meeting materials on the website www.meetingdocuments.com/astca/ZOM (and also on the Corporation’s profile on SEDAR at www.sedar.com and EDGAR in the United States at www.sec.gov) rather than mailing paper copies to Registered and Beneficial Shareholders.

In accordance with rules adopted by the United States Securities and Exchange Commission (the "SEC"), we have elected to furnish to the Shareholders this Management Proxy Circular and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 by providing access to these documents on the internet rather than mailing printed copies.

The Notice-and-Access notification is being mailed to the Registered Shareholders and provided to Beneficial Shareholders by their applicable Intermediaries which will direct Shareholders to the website indicated above where they can access our proxy materials. If you would prefer to receive a paper copy of our proxy materials, please follow the instructions below or as provided in the Notice-and Access notification.

The Corporation anticipates that Notice-and-Access will directly benefit the Corporation through substantial reductions in postage and printing costs. The Corporation believes that Notice-and-Access is also environmentally responsible to the extent that it decreases the large volume of paper documents generated by printing proxy-related materials.

Shareholders with questions about Notice-and-Access can call AST Trust Company (Canada) Investor Services toll-free at 1-888-433-6443 (in Canada and the U.S.) or 416-682-3801 (outside Canada and U.S.).

In order to receive a paper copy of this Management Proxy Circular and other relevant Meeting materials, requests by Shareholders may be made up to one year from the date the Management Proxy Circular was filed on SEDAR by: (i) mailing a request to the Corporation at 100 Phoenix Drive, Suite 125, Ann Arbor, MI 48108, USA, Attention: Chief Financial Officer; (ii) calling AST at toll-free at 1-888-433-6443 (in Canada and the U.S.) or 416-682-3801 (outside Canada and the U.S.); (iii) by emailing a request to fulfilment@astfinancial.com; or (iv) online at the following website: www.meetingdocuments.com/astca/ZOM. The Corporation estimates that a Shareholder's request for paper copies of the Management Proxy Circular and other relevant information will need to be received prior to July 16, 2021 in order for such Shareholder to have sufficient time to receive and review the materials requested and return the completed instrument of proxy or voting information form prior to the proxy deadline as set forth in this Management Proxy Circular.

INTERESTS OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED ON

Except as disclosed in this Management Proxy Circular, none of the directors or senior officers of the Corporation at any time since the beginning of the Corporation's last financial year, nor any proposed nominee for election as a director of the Corporation, nor any associate or affiliate of any of the foregoing persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise in any matter to be acted on, other than the election of directors or the appointment of auditors.

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

Voting Shares and Record Date

The authorized share capital of the Corporation consists of an unlimited number of Common Shares without nominal or par value. The record date for the determination of Shareholders entitled to receive notice of and to vote at the Meeting is June 10, 2021 (the "Record Date"). As at the Record Date, there were 977,813,834 Common Shares issued and outstanding as fully paid and non-assessable.

Common Shares

The holders of Common Shares are entitled to notice of and to vote at all annual meetings of Shareholders and are entitled to one vote per Common Share. Subject to the rights of holders of any preferred shares of the Corporation, the holders of Common Shares are entitled to receive such dividends as the Board of Directors declares and, upon liquidation, dissolution or winding-up, subject to the rights of holders of any preferred shares, to receive such assets of the Corporation as are distributable to holders of Common Shares.

Voting of Common Shares – General

Only Registered Shareholders whose names are entered in the Corporation's register of Shareholders at the close of business on the Record Date will be entitled to receive notice of and to vote at the Meeting, provided that, to the extent that: (i) a Registered Shareholder has transferred the ownership of any Common Shares subsequent to the Record Date; and (ii) the transferee of those Common Shares produces properly endorsed share certificates, or otherwise establishes that he or she owns the Common Shares and demands, not later than ten days before the Meeting, that his or her name be included on the Shareholder list before the Meeting, in which case the transferee shall be entitled to vote his or her Common Shares at the Meeting.

Holders of Common Shares will not have any dissent or appraisal rights in connection with any of the matters to be voted on at the Meeting.

Votes Required

With respect to each item of business at the Meeting: (a) no Shareholder vote is required for item 1 (receiving the Corporation’s audited consolidated financial statements and the auditors’ report thereon); (b) with respect to item 2 (election of directors), the six (6) nominees receiving the highest number of votes "FOR" duly cast at the Meeting will be elected to the Board of Directors; and (c) with respect to item 3 (appointment of auditors), this item requires the affirmative vote of the holders of not less than half of the votes cast in respect thereof by persons present in person or by proxy at the Meeting (without counting "WITHHELD" votes).

Effect of Abstentions and Broker Non-Votes

Under applicable United States laws, banks and brokers acting as nominees are permitted to use discretionary voting authority to vote proxies for proposals that are deemed "routine" by the New York Stock Exchange (the exchange that makes such determinations), but are not permitted to use discretionary voting authority to vote proxies for proposals that are deemed "non-routine" by the New York Stock Exchange. A broker "non-vote" occurs when a proposal is deemed "non-routine" and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the matter being considered and has not received instructions from the beneficial owner. The determination of which proposals are deemed "routine" versus "non-routine" may not be made by the New York Stock Exchange until after the date on which this proxy statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to determine the voting of your Common Shares.

However, under applicable Canadian securities laws, banks, brokers and other Intermediaries are not permitted to vote Common Shares held on behalf of Beneficial Shareholders except in accordance with voting instructions received from the applicable Beneficial Shareholder. Therefore, Intermediaries are not permitted to exercise discretionary voting authority in relation to "non-routine" business. Further, the Business Corporations Act (Alberta) (the "ABCA"), the statute pursuant to which the Corporation has been incorporated, provides that shares of a corporation that are registered to a registrant or a registrant’s nominee and are not beneficially owned by the registrant are not permitted to be voted without instructions from the beneficial owner, and the registrant is not permitted to appoint a proxyholder in respect of those shares without voting instructions from the beneficial owner.

Pursuant to the ABCA and applicable Canadian securities laws, in connection with Shareholder votes to be conducted at the Meeting (other than the election of directors and the appointment of auditors), it is only necessary to count votes cast "FOR" or "AGAINST" the applicable item of business. In relation to the election of directors and the appointment of auditors, it is only necessary to count votes "FOR" the election of the applicable directors and the appointment of the auditors. As a result, "WITHHELD" votes, and abstentions and broker non-votes, if any, will be treated as votes not cast at the Meeting in relation to the particular item of business, and therefore will not affect the outcome of the vote on the any of such items of business.

Security Ownership of Certain Beneficial Owners and Management

The table below sets forth certain information with respect to beneficial ownership of our securities as of the Record Date by:

•	each person known by our directors and executive officers to beneficially own, or control or direct, directly or indirectly, more than 5% of the Corporation's issued and outstanding Common Shares;
•	each of our executive officers and directors; and
•	all our executive officers and directors, as a group.

The number of Common Shares beneficially owned by each Shareholders as indicated below has been determined in accordance with applicable United States securities requirements. Under such rules, beneficial ownership includes any Common Shares as to which a person has sole or shared voting power or investment power. Percentage ownership is based on 977,813,834 Common Shares outstanding on the Record Date. In computing the number of Common Shares beneficially owned by a person and the percentage ownership of that person, Common Shares subject to stock options, warrants or other rights held by such person that are currently convertible or exercisable or will become convertible or exercisable within 60 days of June 10, 2021 are considered outstanding, although these Common Shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Unless otherwise stated, the address of each beneficial holder is c/o Zomedica Corp., 100 Phoenix Drive, Suite 125, Ann Arbor, Michigan 48108. We believe, based on information provided to us, that each of the Shareholders listed below has sole voting and investment power with respect to the Common Shares beneficially owned by the Shareholder unless noted otherwise, subject to community property laws where applicable.

	Beneficial Ownership
Name of Beneficial Shareholder	Number of Shares Beneficially Owned	Percentage of Total Outstanding Common Shares
Jeffrey Rowe(1)	12,365,480	1.3%
Robert Cohen(2)	4,806,250	*
Johnny D. Powers(3)	1,500,000	*
Bruk Herbst(4)	415,996	*
Rodney Williams(5)	264,400	*
Ann Marie Cotter(6)	97,224	*
Chris Macleod(7)	87,500	*
Christopher Wolfenberg(8)	-	*
All executive officers and directors as a group (8 persons)	19,536,850	1.99%

Notes:

*	Less than one percent
(1)	Includes 11,120,000 Common Shares held in the Rowe Family GST Trust, 664,480 Common Shares held by the Jeffrey M. Rowe U/T/A dated November 5, 2004 (the "Jeffrey M. Rowe Living Trust") and 181,000 Common Shares held by Mr. Rowe through his IRA. Mr. Rowe's sister, Michele Ramo, serves as trustee to the Rowe Family GST Trust with Mr. Rowe's oversight. Mr. Rowe has disclaimed all beneficial ownership of the Common Shares held in the Rowe Family GST Trust except to the extent of his pecuniary interest therein. Mr. Rowe serves as trustee to the Jeffrey M. Rowe Living Trust and exclusively makes all investment decisions on behalf of this trust. Mr. Rowe also has options to purchase 125,000 Common Shares.
(2)	Includes options to purchase 4,806,250 Common Shares.
(3)	Includes options to purchase 250,000 Common Shares.
(4)	Includes options to purchase 350,000 Common Shares and 3,000 Common Shares held by Mr. Herbst's children.
(5)	Includes 40,000 Common Shares held by Entrust Group Inc. FBO Rodney James Williams IRA and options to purchase 62,500 Common Shares.
(6)	Includes options to purchase 97,224 Common Shares.
(7)	Includes options to purchase 87,500 Common Shares.

MANAGEMENT

Executive Officers and Directors

The following table sets forth the name, age and position of each of our directors and executive officers as of June 10, 2021:

Name	Age	Position
Robert Cohen	63	Chief Executive Officer and Director
Ann Cotter	51	Chief Financial Officer and Corporate Secretary
Bruk Herbst	52	Chief Commercial Officer
Rodney Williams (1)(2)(3)	60	Director
Jeffrey Rowe (1)(2)(3)	65	Chairman
Johnny D. Powers (1)(2)(3)	59	Director
Chris MacLeod (1)(2)(3)	51	Director
Chris Wolfenberg	57	Director

(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee
(3)	Member of the Nominating and Corporate Governance Committee

Management

Robert Cohen has been our Chief Executive Officer since January 1, 2021 and served as our Interim Chief Executive Officer from June 2020 until his appointment as Chief Executive Officer. Mr. Cohen was appointed to the Board of Directors in August 2020. From April 2017 to May 2019, he was President and Chief Executive Officer of EmboMedics, Inc., an early stage medical device company. From November 2009 to February 2017 he was a founder and President and Chief Executive Officer of Miromatrix Medical Inc., an early stage biotechnology company. Mr. Cohen also served as President and Chief Executive Officer of Travanti Pharma Inc., Advanced Circulatory Systems Inc., and GCI Medical. In addition, he served in senior management positions at St. Jude Medical, Inc, Sulzermedica, and Pfizer Inc. Mr. Cohen has a Bachelor of Arts degree from Bates College and has a J.D. degree from the University of Maine School of Law.

Ann Cotter, CPA has been our Chief Financial Officer and Corporate Secretary since October 2020. From August 2020 until October 2020, she served as our Interim Chief Financial Officer and Corporate Secretary. From August 2018 to August 14, 2020, she served as our Vice President, Finance, where she has taken a lead role in the internal accounting operations, as well as budgeting and forecasting responsibilities for the Company. She has held various consulting, controllership and Chief Financial Officer roles for both private and publicly held companies. Additionally, Ann has served clients in multiple industries having public accounting experience in both audit and tax services. She holds a Master of Taxation from Capital University Law School and a Bachelor of Arts in Economics and Spanish from Capital University. She is a Certified Public Accountant, licensed in Ohio since 1996.

Bruk Herbst has been our Chief Commercial Officer since July 2017. From October 2015 to December 2016 Mr. Herbst was the Executive Senior Vice President of Sales and Marketing at i4C Innovations Inc. d/b/a Voyce, an animal health and wellness company. From October 2007 to September 2015, he served as Executive Senior Director and Head of U.S. Sales at IDEXX Laboratories, Inc., a developer, manufacturer and distributor of products and services for the companion animal veterinary and other markets, where he was responsible for in-clinic and reference lab diagnostics, point of care, information technologies and digital radiology. From January 1999 to October 2007 Mr. Herbst also held commercial leadership roles in patient monitoring, pharmacy and diagnostics with Omnicare Specialty Care Group and Life Systems. He holds a Bachelor of Science degree in business from the University of Arizona.

Non-Management Directors

Rodney Williams, MBA has served as a director and the Chair of our corporate governance committee (now called the nominating and corporate governance committee (the "Nominating and Corporate Governance Committee") since April 2016. He is currently employed as President and CEO for PaceMate as of April 27, 2019. Previously, Mr. Williams served as an independent director on the board for PaceMate as well as Corporate Global Vice President Portfolio and Services for publicly-traded Align Technologies (ALGN). Mr. Williams was an entrepreneur-in-residence with PTV Healthcare Capital, a private equity investment firm and he has been with PTV since October 2015. Prior to PTV, he was President and CEO of Heart Rhythm Society Consulting Services from January 2013 through August 2015. From January 2008 through January 2013, Mr. Williams served as Senior Vice President of Global Product Planning and Marketing at St. Jude Medical Inc. Mr. Williams also served in commercial leadership roles in sales and marketing at GE Healthcare, Johnson and Johnson, and Bausch & Lomb. Mr. Williams earned both his MBA and Bachelor of Science degrees from the University of Southern California and attended the General Management Executive Leadership Program at The Wharton School of Business. We selected Mr. Williams to serve on our Board of Directors due to his experience with both large and small-cap medical technology and related health care companies and his global commercialization expertise.

Jeffrey Rowe has been Chairman of the Board and Chairman of our compensation committee (the "Compensation Committee") since December 2019 and has served as a Director and the Chairman of our Audit Committee (the “Audit Committee”) since April 2016. Until his retirement in October 2015, Mr. Rowe served as Executive Vice President and a Director of Diplomat Pharmacy, Inc., the largest independent specialty pharmacy company in the U.S. During his tenure with Diplomat, the company grew from a single location with less than $5 million in revenue, to sixteen locations and $3 billion in sales, and became publicly traded on the New York Stock Exchange. Prior to his career with Diplomat, Mr. Rowe owned two successful community pharmacies in Genesee County, Michigan. He holds a Bachelor of Pharmacy degree from Ferris State University. We selected Mr. Rowe to serve on our Board of Directors due to his financial expertise and his extensive experience in pharmaceutical operations, the specialty pharmacy industry and fundamental business strategies involving accreditation, contracting, cybersecurity and regulation, combined with an expertise in compounding and integrative medicine.

Johnny D. Powers has been a director since August 2019. Dr. Powers has over 30 years of experience in the medical diagnostics industry, including over seven years of experience in veterinary healthcare as a senior executive at IDEXX Laboratories. Dr. Powers was Executive Vice President of IDEXX from 2012 until 2016, overseeing multiple business units, including IDEXX Reference Labs, Telemedicine Services, Rapid Assay Point-of-Care Products, Bioresearch and Worldwide Operations. He joined IDEXX as Corporate Vice President in February 2009, where he led IDEXX Reference Labs to a global leadership position. Dr. Powers holds a bachelor's degree in chemistry from Wake Forest University, an M.S. in chemical engineering from Clemson University, an M.B.A. from the Duke University Fuqua School of Business and a Ph.D. in biochemical engineering from North Carolina State University. Dr. Powers has an extensive and proven track record of product innovation, commercial execution and operational excellence in the medical diagnostics industry. He has led the development and commercialization of hundreds of innovative diagnostic platforms, products and services in early-stage businesses as well as global, multi-billion-dollar companies. We selected Mr. Powers to serve on our Board of Directors due to his background and experience in the veterinary healthcare field and his proven capabilities in commercial operations.

Chris MacLeod has been a director since July 2020. Mr. MacLeod is an attorney whose practice is focused on complex business litigation. Since January 2010, Mr. MacLeod has been a founding partner of Cambridge LLP, a Canadian law firm. Mr. MacLeod holds a bachelor’s degree in political science and religious studies from the University of Regina and an LLB from the University of Saskatchewan. We selected Mr. MacLeod to serve on our Board of Directors due to his experience in representing companies in international matters.

Christopher Wolfenberg has been a director since August 2020. Chris Wolfenberg is a partner with Fasken Martineau DuMoulin LLP. He has practiced business law for almost 20 years and has acted as a director and officer of public, private and not for profit corporations. Mr. Wolfenberg holds an LL.M. from Cornell Law School, an LL.B. from Queen’s University and a Bachelor of Social Sciences from the University of Ottawa. He has been awarded recognition for his career in law and his community service. We selected Mr. Wolfenberg to serve on our Board of Directors due to his legal background and his experience in representing public companies.

EXECUTIVE COMPENSATION

Please see the attached Schedule "C" for information on the Corporation's executive compensation, which has been prepared in accordance with Item 402 "Executive Compensation" of Regulation S-K under the Exchange Act, in respect of the Corporation's most recently completed financial year.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets out information as at the end of the Corporation's most recently completed financial year with respect to compensation plans under which equity securities of the Corporation are authorized for issuance.

Plan Category	Number of Securities to be issued upon outstanding options rights (a)	Weighted-average exercise price outstanding options and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in columns (a)) (c)
Equity compensation plans approved by shareholders	39,604,515	$0.36	43,475,589
Equity compensation plans not approved by shareholders	Nil	N/A	Nil
Total	39,604,515	$0.36	43,475,589

Note:

(1)	The table reflects stock options issued under the Corporation's Amended and Restated Stock Option Plan (the "Plan"). Pursuant to the Plan, which was most recently amended and restated as of June 16, 2020, the aggregate number of Common Shares reserved for issuance under the Plan and any other plan of the Corporation, is equal to 10% of the total number of issued and outstanding Common Shares (calculated on a non-diluted basis).

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

None of the directors and executive officers of the Corporation, any proposed management nominee for election as a director of the Corporation or any associate of any director, executive officer or proposed management nominee, is or has been indebted to the Corporation at any time since January 1, 2020.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Except as disclosed in this Management Proxy Circular, none of the informed persons of the Corporation (as defined in National Instrument 51-102 - Continuous Disclosure Obligations), nor any proposed nominee for election as a director of the Corporation, nor any associate or affiliate of the foregoing persons has any material interest, direct or indirect, in any transaction since the commencement of the Corporation's most recently completed financial year or in any proposed transaction which, in either case, has or will materially affect the Corporation.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Other than compensation arrangements for our named executive officers and directors, we describe below the following description is of each transaction or series of transactions, since January 1, 2019 to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed US $120,000; and
•	any of our directors, executive officers or holders of more than 5% of our Common Shares, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Compensation arrangements for our named executive officers and directors are described elsewhere in this Management Proxy Circular. See "Executive Compensation" in this Management Proxy Circular.

Certain of our directors and beneficial owners of more than 5% of our common shares have participated in one or more of our offering transactions on the same terms and conditions as the other investors in such offerings.

Except as described above, there were no material interests, direct or indirect, of our directors and officers, nominees for director, any shareholder who beneficially owns more than 5% of our Common Shares, any other informed person (as defined in NI 51-102), or any known associate or affiliate of such persons, in any transaction since the beginning of our most recently completed financial year or in any proposed transaction which has materially affected or would materially affect our or any of our respective subsidiaries other than as set forth herein.

Wickfield Phoenix LLC Lease Agreement

Wickfield Phoenix LLC is an affiliate of Wickfield Properties, LLC, which is controlled by Bradley J. Hayosh and Jeffrey S. Starman, who had beneficially owned over 5% of the common shares. In February 2021, we began negotiations on a new lease agreement with Wickfield Phoenix, LLC.

Sale of Series 1 Preferred Shares

In May and June of 2019, we issued twelve Series 1 preferred shares to Wickfield Bridge Fund LLC for an aggregate purchase price of $12.0 million. Wickfield Bridge Fund LLC is an affiliate of Jeffrey S. Starman. On March 7, 2021, we and Wickfield Bridge Fund LLC effected an exchange of all 12 of the outstanding Series 1 Preferred Shares for an aggregate of 24,719,101 of the Company’s common shares, no par value.

Policies and Procedures for Related Party Transactions

Our Audit Committee has the primary responsibility for the review, approval and oversight of any “related party transaction,” which is any transaction, arrangement, or relationship (or series of similar transactions, arrangements, or relationships) in which we are, were, or will be a participant and the amount involved exceeds $120,000, and in which the related person has, had, or will have a direct or indirect material interest. In approving or rejecting the proposed transactions, our Audit Committee will take into account all of the relevant facts and circumstances available. No member of the Audit Committee will participate in any review, consideration or approval of any related person transaction with respect to which such member or any of his or her immediate family members is the related person.

MANAGEMENT CONTRACTS

Since January 1, 2020, there are no management functions of the Corporation or any of its subsidiaries that are to any substantial degree performed by a person or company other than the directors or officers of the Corporation or its subsidiaries.

CORPORATE GOVERNANCE

Please see the attached Schedule "A" for information on the Corporation's corporate governance in Form 58-101F1 as required National Instrument 58-101 - Disclosure of Corporate Governance Practices.

Board Leadership Structure and Role in Risk Oversight

The positions of our chairman of the Board and chief executive officer are separated. Separating these positions allows our chief executive officer to focus on our day-to-day business, while allowing the chairman of the Board to lead our Board in its fundamental role of providing advice to and independent oversight of management. Our Board recognizes the time, effort and energy that the chief executive officer must devote to his position in the current business environment, as well as the commitment required to serve as our chairman, particularly as our Board’s oversight responsibilities continue to grow. Our Board also believes that this structure ensures a greater role for the independent directors in the oversight of our Corporation and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our Board. Our Board believes its administration of its risk oversight function has not affected its leadership structure.

Although our by-laws do not require our chairman and chief executive officer positions to be separate, our Board believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and other reports filed with the SEC. Our Board is actively involved in oversight of risks that could affect us. This oversight is conducted primarily by our full Board, which has responsibility for general oversight of risks.

Our Board will satisfy this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our Corporation. Our Board believes that full and open communication between management and our Board is essential for effective risk management and oversight.

Shareholder Communications

Our Board will give appropriate attention to written communications that are submitted by shareholders and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, and subject to advice from legal counsel, the Secretary of the Corporation is primarily responsible for monitoring communications from shareholders and for providing copies or summaries of such communications to the Board as he considers appropriate.

Communications from shareholders will be forwarded to all directors if they relate to important substantive matters or if they include suggestions or comments that the Secretary considers to be important for the Board to know. Communication relating to corporate governance and corporate strategy are more likely to be forwarded to the Board than communications regarding personal grievances, ordinary business matters, and matters as to which the Corporation tends to receive repetitive or duplicative communications.

Shareholders who wish to send communications to the Board should address such communications to: The Board of Directors, Zomedica Corp., 100 Phoenix Drive, Suite 125, Ann Arbor, MI 48108, Attention: Secretary.

Director Independence

Our Board determines the independence of our directors by applying the independence principles and standards established by the NYSE American LLC, or NYSE American, including those published in the NYSE American LLC Company Guide. These provide that a director is independent only if our board of directors affirmatively determines that such director has no relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of such director. They also specify that a director who is an executive officer or employee of the Company precludes a determination of independence with respect to such director. Under the rules of the NYSE American, independent directors must comprise at least 50% of our Board. In addition, the rules of NYSE American require that, subject to specified exceptions, each member of our Audit, Compensation and Nominating and Corporate Governance committees must be independent.

Additionally, Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee, accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or be an affiliated person of the listed company or any of its subsidiaries.

Our Board has undertaken a review of the independence of each director. Based on information provided by each director concerning their background, employment and affiliations, our Board determined that Mr. Powers, Mr. Rowe, Mr. Williams and Mr. MacLeod do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”) and the listing requirements and rules of the NYSE American. In making these determinations, our Board considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and any transactions involving them described in the section entitled “Transactions with Related Persons.”

Stockholder Nominations for Directorships

Our Nominating and Corporate Governance Committee will consider potential director candidates recommended by shareholders as long as the shareholders comply with our articles and bylaws, in recommending a potential candidate. A shareholder of record can nominate a candidate for election to the Board by complying with the procedures set forth in our bylaws.

Shareholders wishing to recommend a candidate for nomination should contact our Secretary in writing at: Zomedica Corp., 100 Phoenix Drive, Suite 125, Ann Arbor, Michigan 48108, Attn.: Secretary. For more information, please see the section below titled “Shareholder Proposals for 2022 Annual Meeting.”

Assuming that the appropriate information is provided for candidates recommended by shareholders, our Nominating and Corporate Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of our Board or other persons, as described above and as set forth in our charter.

AUDIT COMMITTEE DISCLOSURE

Audit Committee Charter

The Charter of the Corporation's audit committee (the "Audit Committee") is attached to this Management Proxy Circular as Schedule "B". Our Audit Committee operates pursuant to a charter that is available on our website at https://investors.zomedica.com/ under the Corporate Governance section.

Composition of the Audit Committee

The following are the members of the Audit Committee:

Name	Independent(1)	Financially literate(1)
Jeffrey Rowe (Chairman)(2)	Yes	Financially literate
Rodney Williams	Yes	Financially literate
Johnny D. Powers(3)	Yes	Financially literate
Chris MacLeod(4)	Yes	Financially literate

Note:

(1)	As defined by (i) National Instrument 52-110 – Audit Committees ("NI 52-110") and applicable SEC rules and NYSE listing standards.
(2)	Jeffrey Rowe qualifies as an audit committee financial expert within the meaning of SEC regulations and rules of the NYSE American.
(3)	Johnny D. Powers was reappointed to the Audit Committee on May 11, 2020.
(4)	Chris MacLeod joined the Board and was appointed to the Audit Committee on July 9, 2020.
(5)	Jim Lebar, formerly a member of the Audit Committee, resigned from the Board effective April 21, 2020.

Education and Experience

For a summary of the education and experience of each of the members of the Audit Committee, see their respective profiles under "Management – Executive Officers and Directors – Non-Management Directors"

Reliance on Certain Exemptions

At no time since the commencement of the Corporation's most recently completed financial year has the Corporation relied on the exemption in Section 3.3(2) of NI 52-110 (Controlled Companies) or the exemption in Section 3.6 of NI 52-110 (Temporary Exemption for Limited and Exceptional Circumstances).

Reliance on the Exemption in Subsection 3.3(2) or Section 3.6 of NI 52-110

At no time since the commencement of the Corporation's most recently completed financial year has the Corporation relied on the exemption in Section 2.4 of NI 52-110 (De Minimis Non-Audit Services), the exemption in Section 3.2 of NI 52-110 (Initial Public Offerings), the exemption in Section 3.4 of NI 52-110 (Events Outside Control of Member), the exemption in Section 3.5 of NI 52-110 (Death, Disability or Resignation of Audit Committee Member), or an exemption from NI 52-110, in whole or in part, granted under Part 8 of Multilateral Instrument 52-110 - Audit Committees.

Reliance on the Section 3.8 of NI 52-110

At no time since the commencement of the Corporation's most recently completed financial year has the Corporation relied on the exemption in Section 3.8 of NI 52-110 (Acquisition of Financial Literacy).

Audit Committee Oversight

At no time since the commencement of the Corporation's most recently completed financial year was a recommendation of the Audit Committee to nominate or compensate an external auditor not adopted by the Board of Directors.

Pre-Approval Policies and Procedures

The Audit Committee has adopted, and the Board of Directors has ratified, a pre-approval policy for audit and non-audit services (the "Pre-Approval Policy"), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy establishes a list of pre-approved services (including audit, audit-related and tax services), as well as a list of prohibited services (being non-audit services that are deemed inconsistent with an auditor's independence).

External Auditor Service Fees (By Category)

The following table represents aggregate fees billed to the Corporation for the years ended December 31, 2020 and 2019 by the Corporation’s independent registered public accounting firm for our 2020 and 2019 audited financial statements.

	Year Ended December 31,
	2020	2019
Audit Fees	55,860	78,241
Audit Related Fees	84,022	68,207
Tax Fees	23,162	7,469
All Other Fees	27,087	35,692
	$190,131	$189,609

Audit Fees consist of fees for professional services and expenses relating to the audit of our annual financial statements, the audit of our internal control over financial reporting and the review of our quarterly financial information.

Audit Related Fees consist of fees for professional services and expenses reasonably relating to the audit of our annual financial statements or the review of our quarterly financial information and are not reported as Audit Fees.

Tax Fees are for tax-related services related primarily to tax consulting and tax planning.

All Other Fees consist of fees for products and services which are not included in the previous three categories. These services include review of financial data included in our registrations filed with the Securities and Exchange Commission.

The Audit Committee pre-approves all auditing services and any non-audit services that the independent registered public accounting firm is permitted to render under Section 10A(h) of the Exchange Act.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of the Corporation’s external auditor and has concluded that the provision of such services is compatible with maintaining the independence of our auditors. All such services were approved by the Audit Committee pursuant to Rule 2-01 of Regulation S-X under the Exchange Act to the extent that rule was applicable.

Audit Related Fees

The Audit Committee is responsible for reviewing and discussing the audit financial statements with management, discussing with the independent registered public accountants the matters required in Auditing Standards No. 16, receiving written disclosures from the independent registered public accountants required by the applicable requirements of the Public Corporation Accounting Oversight Board regarding the independent registered public accountants' communications with the Audit Committee concerning independence and discussing with the independent registered public accountants their independence, and recommending to the Board of Directors that the audited financial statements be included in the Corporation's annual report on Form 10-K.

REPORT OF THE AUDIT COMMITTEE*

The undersigned members of the Audit Committee of the Board of the Corporation submit this report in connection with the committee’s review of the financial reports for the fiscal year ended December 31, 2020 as follows:

1.	The Audit Committee has reviewed and discussed with management the audited financial statements for the Corporation for the fiscal year ended December 31, 2020.

2.	The Audit Committee has discussed with representatives of MNP LLP, the independent public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Commission.

3.	The Audit Committee has discussed with MNP LLP, the independent public accounting firm, the auditors’ independence from management and the Company has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board.

In addition, the Audit Committee considered whether the provision of non-audit services by MNP LLP is compatible with maintaining its independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the Securities and Exchange Commission.

Audit Committee of Zomedica Corp.

Rodney Williams

Jeffrey Rowe

Johnny D. Powers

Chris MacLeod

*	The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be “filed” with the Securities and Exchange Commission (irrespective of any general incorporation language in any document filed with the Securities and Exchange Commission) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the Securities and Exchange Commission.

PARTICULARS OF MATTERS TO BE ACTED UPON

1.       Receive 2020 Financial Statements and the Auditors' Report

No formal action will be taken at the Meeting to approve the Corporation's audited consolidated financial statements for the year ended December 31, 2020, which have been approved by the Board of Directors of the Corporation in accordance with applicable corporate and securities legislation. Copies are available on our website (www.zomedica.com), on SEDAR (www.sedar.com) and on EDGAR (www.sec.gov).

2.       Election of Directors

Our Board of Directors consists of six directors. Upon the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors, the following persons have been nominated for election as directors of the Corporation at the Meeting, each to serve until the next annual meeting of the Shareholders of the Corporation or until their successions are elected or appointed. All six (6) nominees are currently members of the Board of Directors of the Corporation.

The six (6) nominees receiving the highest number of votes "FOR" duly cast at the Meeting will be elected to the Board of Directors.

Shareholders can vote for all of the proposed directors set forth herein, vote for some of them and withhold for others, or withhold for all of them. If, prior to the Meeting, any vacancies occur in the list of proposed nominees herein submitted, the persons named in the enclosed instrument of proxy intend to vote FOR the election of any substitute nominee or nominees recommended by management of the Corporation and FOR the remaining proposed nominees. Management has been informed that each of the proposed nominees listed below is willing to serve as a director if elected.

The Board recommends that Shareholders vote "FOR" the election of each nominee set forth below, to hold office until the next annual meeting of Shareholders or until their successors are elected or appointed. Unless otherwise instructed, the named proxyholders intend to vote "FOR" the election of each of the proposed nominees set forth below as directors of the Corporation.

The following information concerning the proposed nominees has been furnished by each of them:

Name and Place of Residence	Principal Occupation	Director Since	Number of Common Shares Beneficially Owned or Controlled(1) and percentage of total issued and outstanding
Robert Cohen Eden Prairie, Minnesota, USA Chief Executive Officer and Director	CEO of the Corporation since June 2020. Prior thereto, President and CEO of EmboMedics, Inc. Prior thereto, founder and President and CEO of Miromatrix Medical Inc. from November 2009 to February 2017.	August 6, 2020	4,806,250(2) (0.4891%)
Chris MacLeod(3)(4(5) Oakville, Ontario, Canada Director	Founding Partner of the law firm Cambridge LLP since January 2010. Prior thereto, practiced commercial litigation at the firm Ross McBride LLP from May 2000 to January 2010. Founder and National Chair of the Canadian Cystic Fibrosis Treatment Society since November 2014. Director of Pascal Financial Inc. since April 2019.	July 9, 2020	87,500(6) (.0089%)

Name and Place of Residence	Principal Occupation	Director Since	Number of Common Shares Beneficially Owned or Controlled(1) and percentage of total issued and outstanding
Johnny D. Powers(3)(4)(5) Scottsdale, Arizona, USA Director	President and founder of JD Powers Consulting Group since January 2016. Prior thereto, Executive Vice President at IDEXX responsible for Worldwide Reference Laboratories, Point--of-Care Diagnostics and Telemedicine Services from February 2009 to May 2016.	August 19, 2019	1,500,000(7) (0.1534%)
Jeffrey Rowe(3)(4)(5) Flushing, Michigan, USA Director	Self-employed consultant since November 2016. Prior thereto, Executive Vice-President, Diplomat, Inc. from October 2015.	April 21, 2016	12,365,480(8) (1.2644%)
Rodney Williams(3)(4)(5) RCH Cucamonga, California, USA Director	President and CEO of PaceMate since April 2019. Prior thereto, Corporate Global Vice President Portfolio and Services, Align Technologies, from February 2017 to May 2019. Prior thereto, Entrepreneur-in-Residence, PTV Healthcare Capital from October 2015 to the present. Prior thereto, President, Heart Rhythm Society from January 2013 to October 2015.	April 21, 2016	264,400(9) (0.0270%)
Christopher Wolfenberg Calgary, Alberta, Canada Director	Partner of Fasken Martineau DuMoulin LLP, law firm, since 2015.	August 6, 2020	N/A

Notes:

(1)	The information as to the number of Common Shares beneficially owned, not being within the knowledge of the Corporation, has been furnished by the respective nominees.
(2)	Includes options to purchase 4,806,250 Common Shares
(3)	Member of the Audit Committee.
(4)	Member of the Compensation Committee.
(5)	Member of the Nominating and Corporate Governance Committee.
(6)	Includes options to purchase 87,500 Common Shares
(7)	Includes options to purchase 250,000 Common Shares.
(8)	Includes 11,120,000 Common Shares that are held in the Rowe Family GST Trust, 664,480 Common Shares held by the Jeffrey M. Rowe U/T/A dated November 5, 2004 (the "Jeffrey M. Rowe Living Trust") and 181,000 Common Shares held by Mr. Rowe through his IRA. Mr. Rowe's sister, Michele Ramo, serves as trustee to the Rowe Family GST Trust, with Mr. Rowe's oversight and Mr. Rowe serves as trustee to the Jeffrey M. Rowe Living Trust. Mr. Rowe exclusively makes all investment decisions on behalf of this trust. Mr. Rowe also has options to purchase 125,000 Common Shares.
(9)	Includes 40,000 Common Shares held by Entrust Group Inc. FBO Rodney James Williams IRA and options to purchase 264,400 Common Shares.

Advance Notice By-law

The Corporation has adopted an advance notice by-law (the "Advance Notice By-law") which provides for advance notice to the Corporation by a Shareholder who intends to nominate a person for election as a director of the Corporation other than pursuant to (i) a requisition of a meeting made pursuant to the provisions of the ABCA; or (ii) a shareholder proposal made pursuant to the provisions of the ABCA. Among other things, the Advance Notice By-law fixes a deadline by which holders of Common Shares must submit director nominations to the Corporation prior to any annual or special meeting of Shareholders and sets forth the minimum information that a Shareholder must include in the notice to the Corporation for the notice to be in proper written form.

In the case of an annual meeting of Shareholders, the Advance Notice By-law requires that notice to the Corporation be made not less than 30 nor more than 65 days prior to the date of the annual meeting of shareholders; provided, however, that in the event that the annual meeting is to be held on a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made, notice may be made not later than the close of business on the tenth day following the such public announcement.

In the case of a special meeting (which is not also an annual meeting) of shareholders called for the purpose of electing directors, the Advance Notice By-law requires that notice to the Corporation be made not later than the close of business on the 15th day following the date on which the first public announcement of the date of the special meeting was made.

In no event shall an adjournment or postponement of a meeting of Shareholders or the announcement thereof commence a new time period for the giving of a timely notice as described above.

The purpose of the Advance Notice By-Law is to ensure that all Shareholders, including those participating in a meeting by proxy rather than in person, receive adequate notice of the nominations to be considered at a meeting and can thereby exercise their voting rights in an informed manner. The foregoing is merely a summary of the Advance Notice By-law, is not comprehensive and is qualified by the full text thereof which is contained in the Amended and Restated By-law No. 1 (2nd Version) of the Corporation. As of the date of this Management Proxy Circular, the Corporation has not received notice of a nomination in compliance with the Advance Notice By-law in relation to the Meeting.

For the estimated deadline to provide a notice in connection with the Advance Notice By-Law at next year’s meeting of Shareholders, see "Additional Information - Advance Notice By-Law" below.

Corporate Cease Trade Orders or Bankruptcies

No director or proposed director of the Corporation is, or has been within the past ten years, a director, chief executive officer or chief financial officer of any company that, while such person was acting in that capacity:

(i)	was the subject of a cease trade or similar order or an order that denied the company access to any exemptions under securities legislation for a period of more than 30 consecutive days; or

(ii)	was the subject of a cease trade order, an order similar to a cease trade order or an order that denied the company access to any exemptions under securities legislation, that was issued after that individual ceased to be a director or chief executive officer or chief financial officer and which resulted from an event that occurred while such person was acting in a capacity as a director, chief executive officer or chief financial officer.

No director or proposed director of the Corporation is, or has been within the past ten years, a director or executive officer of any company that, while such person was acting in that capacity, or within a year of that individual ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

Individual Bankruptcies

No director or proposed director of the Corporation is or has, within the ten years prior to the date hereof, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold the assets of that individual.

Penalties or Sanctions

No director or proposed director of the Corporation has been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority. No director or proposed director of the Corporation has been subject to any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

Conflicts of Interest

The directors and officers of the Corporation may, from time to time, be involved with the business and operations of other issuers, in which case a conflict of interest may arise between their duties as officers and directors of the Corporation and as officer and directors of such other companies. Such conflicts must be disclosed in accordance with, and are subject to such procedures and remedies, as applicable, under the ABCA.

3.       Appointment and Remuneration of Auditors

The Board, on the recommendation of the Audit Committee, proposes that Grant Thornton LLP be appointed as auditors, and at the Meeting, Shareholders will be asked to appoint Grant Thornton LLP as the auditors to hold office until the next annual meeting of Shareholders, at a remuneration to be fixed by the Board of Directors. Grant Thornton LLP has served as auditors of the Corporation since March 2021.

Information concerning the Audit Committee is provided under the heading "Audit Committee Disclosure" in this Management Proxy Circular.

Changes in Accountants

On February 26, 2021, the Corporation requested and the Audit Committee of the Board accepted the resignation of MNP LLP (“MNP”), the Corporation’s independent registered public accounting firm, effective March 1, 2021 and recommended to the Board the engagement of Grant Thornton LLP (“Grant Thornton”) as its new independent registered public accounting firm as of and for the year ended December 31, 2021. The Board has formally appointed Grant Thornton to fill the vacancy created by the resignation of MNP. As described below, the change in independent registered public accounting firm is not the result of any disagreement with MNP.

MNP’s audit reports on the Corporation’s financial statements for the years ended December 31, 2019 and 2020 did not provide an adverse opinion or disclaimer of opinion to the Corporation’s financial statements, nor modify its opinion as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2019 and 2020, and the subsequent interim periods through February 26, 2021, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Corporation and MNP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to MNP’s satisfaction, would have caused MNP to make reference thereto in their reports; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended December 31, 2019 and 2020 and the subsequent interim periods through February 26, 2021, neither the Corporation nor anyone on its behalf has consulted with Grant Thornton regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Corporation's financial statements, and neither a written report nor oral advice was provided to the Corporation that Grant Thornton concluded was an important factor considered by the Corporation in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Board recommends that Shareholders vote "FOR" the appointment of Grant Thornton LLP as auditors to hold office until the next annual meeting of Shareholders at a remuneration to be fixed by the Board of Directors. Unless instructed otherwise, the named proxyholders intend to vote "FOR" the appointment of Grant Thornton LLP as auditors to hold office until the next annual meeting of Shareholders at a remuneration to be fixed by the Board of Directors.

Attendance at Meeting

Representatives of Grant Thornton will be present at the Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from Shareholders.

4.       Other Business

A Shareholder or proxyholder will vote on any other items of business that may be properly brought before the Meeting. As of the date of this Management Proxy Circular, the Corporation is not aware of any other matters to be brought before the Meeting.

ADDITIONAL INFORMATION

Additional information relating to the Corporation is available through the internet on SEDAR, which can be accessed at www.sedar.com. Financial information on the Corporation is provided in the comparative financial statements and management discussion and analysis of the Corporation for the year ended December 31, 2020 which can also be accessed at www.sedar.com or which may be obtained upon request from the Corporation's registered office at 350 7th Avenue SW, Suite 3400, Calgary, Alberta T2P 3N9.

Shareholder Proposals for 2022 Annual Meeting

Any Shareholder proposals submitted for inclusion in our proxy statement and form of proxy for our 2022 annual meeting of Shareholders in reliance on Rule 14a-8 under the Exchange Act must be received by us no later than February 18, 2022 in order to be considered for inclusion in our proxy statement and form of proxy. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal shall be mailed to: Zomedica Corp., 100 Phoenix Drive, Suite 125, Ann Arbor, Michigan 48108, Attn.: Secretary.

Advance Notice By-law

In the case of an annual meeting of Shareholders, the Advance Notice By-law requires that notice to the Corporation be made not less than 30 nor more than 65 days prior to the date of the annual meeting of shareholders; provided, however, that in the event that the annual meeting is to be held on a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made, notice may be made not later than the close of business on the tenth day following the such public announcement.

In the case of a special meeting (which is not also an annual meeting) of shareholders called for the purpose of electing directors, the Advance Notice By-law requires that notice to the Corporation be made not later than the close of business on the 15th day following the date on which the first public announcement of the date of the special meeting was made.

In no event shall an adjournment or postponement of a meeting of Shareholders or the announcement thereof commence a new time period for the giving of a timely notice as described above.

Assuming that the next meeting of Shareholders is an annual meeting and that notice in respect thereof has been provided more than fifty (50) days in advance thereof, the above provisions applicable to annual meetings shall apply. In the event that the meeting is scheduled for July 30, 2022 (one year from the date of the Meeting), a nominating shareholder would need to provide notice to the Corporation of such nomination between May 26, 2022 and June 30, 2022.

U.S. HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders in the United States may be participating in the practice of "householding" proxy statements. This means that only one copy of this Management Proxy Circular may have been sent to multiple Shareholders in the same household. We will promptly deliver a separate copy of this Management Proxy Circular to any Shareholder upon written or oral request to: Zomedica Corp., 100 Phoenix Drive, Suite 125, Ann Arbor, Michigan 48108, Attention: Chief Financial Officer, or by calling AST at 416-682-3801 (outside Canada and the U.S.) or toll free at 1-888-433-6443 (in Canada and the U.S.). Any Shareholder who wants to receive a separate copy of this Management Proxy Circular, or of our proxy statements or annual reports in the future, or any Shareholder who is receiving multiple copies and would like to receive only one copy per household, should contact the Shareholder's bank, broker, or other nominee record holder, or the Shareholder may contact us at the address and phone number above.

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SCHEDULE "A"

CORPORATE GOVERNANCE PRACTICES

CORPORATE GOVERNANCE DISCLOSURE (FORM 58-101F1)

1. Board of Directors — Disclose how the board of directors (the Board) facilitates its exercise of independent supervision over management, including:

(a)	the identity of directors that are independent, and

Johnny Powers, Jeffrey Rowe, Rodney Williams and Chris MacLeod are independent.

(b)	the identity of directors who are not independent, and the basis for that determination.

Robert Cohen and Christopher Wolfenberg. In determining whether a director is independent, the Corporation chiefly considers whether the director has a relationship which could or could be perceived to interfere with the director's exercise of independent judgment. Robert Cohen is an executive officer of the Corporation and therefore is not considered to be independent. Christopher Wolfenberg is a partner of a law firm that provides legal services to the Corporation and is not considered to be independent.

(c)	whether a majority of directors are independent.

With four out of the current six directors being independent, a majority of the Board is independent.

(d)	if a director is presently a director of any other issuer that is a reporting issuer (or the equivalent) in a jurisdiction or a foreign jurisdiction, identify both the director and the other issuer.

Certain of the directors of the Corporation may, from time to time, serve as directors of other reporting issuers (or equivalent) in a jurisdiction or a foreign jurisdiction as follows:

Director	Reporting Issuer
Robert Cohen	None
Jeffrey Rowe	None
Rodney Williams	None
Johnny D. Powers	None
Chris MacLeod	None
Christopher Wolfenberg	Rogue Resources Inc.

(e)	whether or not the independent directors hold regularly scheduled meetings at which non-independent directors and members of management are not in attendance. If the independent directors hold such meetings, disclose the number of meetings held since the beginning of the issuer's most recently completed financial year. If the independent directors do not hold such meetings, describe what the board does to facilitate open and candid discussion among its independent directors.

The independent directors do not hold regularly scheduled meetings at which non-independent directors and members of management are not present. However, the Board believes that appropriate structures and procedures are in place to ensure that it can function independently of management and the Board periodically holds independent sessions at the end of Board meetings. Additionally, all committees of the Board are composed entirely of independent directors and hold meetings at which the independent directors discuss matters they deem relevant to the Corporation. Independent directors are also in frequent informal communication with one another.

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(f)	whether or not the chair of the board is an independent director. If the board has a chair or lead director who is an independent director, disclose the identity of the independent chair or lead director, and describe his or her role and responsibilities. If the board has neither a chair that is independent nor a lead director that is independent, describe what the board does to provide leadership for its independent directors.

Commencing on December 2, 2019, the Chairman of the Board is an independent director. The Chairman focuses on promoting a culture of openness and debate among directors, helping to build and maintain constructive relationships between the independent and non-independent directors. When chairing Board meetings, the Chairman ensures that all views are heard and that the independent directors have an opportunity to challenge management constructively.

(g)	the attendance record of each director for all board meetings held since the beginning of the issuer's most recently completed financial year

The following table summarizes the attendance levels of all board meetings held since the beginning of the Corporation's most recently completed financial year:

Director	No. of Board Meetings attended	Percentage attendance
Jeffrey Rowe	10/10	100%
Rodney Williams	10/10	100%
Johnny D. Powers	10/10	100%
Chris MacLeod	4/4	100%
Robert Cohen	4/4	100%
Christopher Wolfenberg	4/4	100%
Shameze Rampertab(1)	6/6	100%
Jim Lebar(2)	5/5	100%

(1)	Mr. Rampertab resigned from the board effective August 14, 2020.
(2)	Mr. Lebar resigned from the Board effective April 21, 2020.

The following table summarizes the attendance levels of all standing committee meetings held since the beginning of the Corporation's most recently completed financial year:

Committee Member	Audit Committee Meetings attended	Percentage attendance	Compensation Committee Meetings attended	Percentage attendance	Nominating and Corporate Governance Committee Meetings attended	Percentage attendance
Jeffrey Rowe	4/4	100%	1/1	100%	2/2	100%
Rodney Williams	4/4	100%	1/1	100%	2/2	100%
Johnny D. Powers	4/4	100%	1/1	100%	2/2	100%
Chris MacLeod	4/4	100%	N/A	N/A	1/1	100%

The Corporation does not have a policy regarding director attendance at annual meetings of Shareholders.

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2. Board Mandate — Disclose the text of the board's written mandate. If the board does not have a written mandate, describe how the board delineates its role and responsibilities.

The Board has not developed a written mandate. The Board is satisfied that that roles and responsibilities are delineated in a satisfactory matter, having regard to various considerations such as (but not limited to) the particular expertise of the directors, their respective availability and independence.

3. Position Descriptions

(a)	Disclose whether or not the board has developed written position descriptions for the chair and the chair of each board committee. If the board has not developed written position descriptions for the chair and/or the chair of each board committee, briefly describe how the board delineates the role and responsibilities of each such position, and

The Board has not developed written position descriptions for the chair of the Board and the chair of the Board's committees, however the chair of the committees are charged with the responsibility of administering the applicable committee mandates, each of which is posted on the Corporation's website at https://investors.zomedica.com/ under the Corporate Governance section.

(b)	Disclose whether or not the board and CEO have developed a written position description for the CEO. If the board and CEO have not developed such a position description, briefly describe how the board delineates the role and responsibilities of the CEO.

The Chief Executive Officer has entered into a written employment agreement, which delineates the role and expectations of such position.

4. Orientation and Continuing Education

(a)	Briefly describe what measures the board takes to orient new directors regarding

(i)	the role of the board, its committees and its directors, and

The Corporation has not developed an official orientation or training program for new directors as required, new directors will have the opportunity to become familiar with the Corporation by meeting with other directors and its officers and employees. Orientation activities will be tailored to the particular needs and expertise of each director and the overall needs of the Board.

(ii)	the nature and operation of the issuer's business;

Many of the Corporation's directors are veterans of the pharmaceuticals, medical device and/or veterinary industries and, as such, have familiarity with the nature and operation of the Corporation's business. Directors receive regular reporting from management. Any additional orientation activities that may be required for individual directors will be tailored to the particular needs and expertise of each director and the overall needs of the Board

(b)	Briefly describe what measures, if any, the board takes to provide continuing education for its directors. If the board does not provide continuing education, describe how the board ensures that its directors maintain the skill and knowledge necessary to meet their obligations as directors

The Corporation does not provide formal continuing education to the Board, though it is encouraged for all members. Management does provide regular reporting, both on the Corporation's operations and opportunities, as well industry trends and opportunities.

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5. Ethical Business Conduct

(a)	Disclose whether or not the board has adopted a written code for the directors, officers and employees. If the board has adopted a written code:

(i)	disclose how a person or company may obtain a copy of the code;

The Corporation has adopted a formal Code of Ethics and Business Conduct (the "Code"), which applies to all of its directors, officers, employees and consultants and also has a policy on Insider Trading, which all directors have agreed, in writing, to adhere to. A copy is posted on the Corporation's website.

(ii)	describe how the board monitors compliance with its code, or if the board does not monitor compliance, explain whether and how the board satisfies itself regarding compliance with its code; and

In accordance with the aforementioned Code, the Board monitors ethical conduct of the Corporation and ensures that it complies with applicable legal and regulatory requirements, such as those of relevant securities commissions and stock exchanges. The Code also designates a Compliance Officer, to whom complaints or concerns may be addressed. The Code also specifically addresses additional matters such as conflicts of interest, corporate opportunities, etc. In addition to the Code, the Board has found that the fiduciary duties placed on individual directors by the Corporation's governing corporate legislation and the common law, as well as the restrictions placed by applicable corporate legislation on the individual director's participation in decision of the Board in which the director has an interest, have been sufficient to ensure that the Board operates independently of management and in the best interests of the Corporation.

(iii)	provide a cross-reference to any material change report filed since the beginning of the issuer's most recently completed financial year that pertains to any conduct of a director or executive officer that constitutes a departure from the code

There have been no such material change reports as there have been no contraventions of the Code.

(b)	Describe any steps the board takes to ensure directors exercise independent judgement in considering transactions and agreements in respect of which a director or executive officer has a material interest.

In accordance with applicable corporate laws, directors are obliged to disclose any potential conflicts in accordance with, and subject to such procedures and remedies, as applicable, under the ABCA.

(c)	Describe any other steps the board takes to encourage and promote a culture of ethical business conduct.

The Board considers that the policies and procedures outlined above are sufficient to promote a culture of ethical business conduct. If ever in doubt, management seeks guidance from the Board and/or outside advisors to ensure that such levels of conduct are adhered to.

6. Nomination of Directors

(a)	Describe the process by which the board identifies new candidates for board nomination

The Board has appointed a Nominating and Corporate Governance Committee, which fulfills these functions. When the Board identifies the need to fill a position on the Board, the Board requests that current Directors forward potential candidates for consideration.

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(b)	Disclose whether or not the board has a nominating committee composed entirely of independent directors. If the board does not have a nominating committee composed entirely of independent directors, describe what steps the board takes to encourage an objective nomination process.

The Board has appointed a Nominating and Corporate Governance Committee which is comprised entirely of independent directors.

(c)	If the board has a nominating committee, describe the responsibilities, powers and operation of the nominating committee.

The Nominating and Corporate Governance Committee is responsible for determining the qualification, skills and expertise required on the Board, as well as for the screening of potential candidates and the delivery of recommendations to the Board.

For a complete description of the Nominating and Corporate Governance Committee's responsibilities, powers and operations, please refer to the Nominating and Corporate Governance Committee Charter, a copy of which is available from the Corporation's website at https://investors.zomedica.com/ under the Corporate Governance section.

7. Compensation

(a)	Describe the process by which the board determines the compensation for the issuer's directors and officers.

The Board has appointed a Compensation Committee, which fulfills these functions. The Compensation Committee reviews all board and officer compensation and makes recommendations in respect thereof, which the Board then reviews in consideration of approval thereof.

(b)	Disclose whether or not the board has a compensation committee composed entirely of independent directors. If the board does not have a compensation committee composed entirely of independent directors, describe what steps the board takes to ensure an objective process for determining such compensation.

The Board has appointed a Compensation Committee which is comprised entirely of independent directors.

(c)	If the board has a compensation committee, describe the responsibilities, powers and operation of the compensation committee.

The purpose of our Compensation Committee is to (i) make recommendations to the Board relating to evaluation and compensation of the Corporation's executives, (ii) oversee incentive, equity-based and other compensatory plans in which executive officers and key employees of the Corporation participate, (iii) review and participate in determining director compensation and (iv) prepare any report on executive compensation required by the rules and regulations of applicable securities regulatory authorities and stock exchanges.

For a complete description of the Compensation Committee's responsibilities, powers and operations, please refer to the Compensation Committee Charter, a copy of which is available from the Corporation's website at https://investors.zomedica.com/ under the Corporate Governance section.

A-6

8. Other Board Committees — If the board has standing committees other than the audit, compensation and nominating committees, identify the committees and describe their function.

The Board has no standing committees other than the aforementioned three committees.

9. Assessments — Disclose whether or not the board, its committees and individual directors are regularly assessed with respect to their effectiveness and contribution. If assessments are regularly conducted, describe the process used for the assessments. If assessments are not regularly conducted, describe how the board satisfies itself that the board, its committees, and its individual directors are performing effectively.

The Nominating and Corporate Governance Committee is mandated to conduct an annual evaluation by the directors on the effectiveness of the Board and its committees and proposing any necessary modifications to the functioning and governance of the Board and committees that may result from such evaluation processes.

10. Director Term Limits and Other Mechanisms of Board Renewal ― Disclose whether or not the issuer has adopted term limits for the directors on its board or other mechanisms of board renewal and, if so, include a description of those director term limits or other mechanisms of board renewal. If the issuer has not adopted director term limits or other mechanisms of board renewal, disclose why it has not done so.

The Corporation has not adopted director term limits. As the Corporation is a relatively junior company, continuity of Board members is considered a high priority at this stage of the Corporation's existence and development.

11. Policies Regarding the Representation of Women on the Board

(a)	Disclosure whether the issuer has adopted a written policy relating to the identification and nomination of women directors. If the issuer has not adopted such a policy, disclose why it has not done so.

The Corporation has not adopted a written policy relating to the identification and nomination of women directors. Though the Board recognizes the importance of a reasonable degree of gender balance over the long term, at the present stage of the Corporation's existence and development, it is imperative that the directors of the Corporation be the best available individuals, irrespective of gender.

(b)	If an issuer has adopted a policy referred to in (a), disclose the following in respect of the policy: N/A

(i)	a short summary of its objectives and key provisions,

(ii)	the measures taken to ensure that the policy has been effectively implemented,

(iii)	annual and cumulative progress by the issuer in achieving the objectives of the policy, and

(iv)	whether and, if so, how the board or its nominating committee measures the effectiveness of the policy.

12. Consideration of the Representation of Women in the Director Identification and Selection Process ― Disclose whether and, if so, how the board or nominating committee considers the level of representation of women on the board in identifying and nominating candidates for election or re-election to the board. If the issuer does not consider the level of representation of women on the board in identifying and nominating candidates for election or re-election to the board, disclose the issuer's reasons for not doing so.

The Nominating and Corporate Governance Committee (in addition to the Board) does consider the level of representation of women on the board in identifying and nominating candidates for election or re-election to the Board, however the Nominating and Corporate Governance Committee's (and the Board's) priority at the present stage of the Corporation's existence and development is to seek out the best available candidates, irrespective of gender.

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13. Consideration Given to the Representation of Women in Executive Officer Appointments ― Disclose whether and, if so, how the issuer considers the level of representation of women in executive officer positions when making executive officer appointments. If the issuer does not consider the level of representation of women in executive officer positions when making executive officer appointments, disclose the issuer's reasons for not doing so.

The Nominating and Corporate Governance Committee (in addition to the Board) does consider the level of representation of women in executive officer positions when making executive officer appointments, however the Nominating and Corporate Governance Committee's (and the Board's) priority at the present stage of the Corporation's existence and development is to seek out the best available candidates, irrespective of gender. It should be noted that the Corporation's current Chief Financial Officer is a woman.

14. Issuer's Targets Regarding the Representation of Women on the Board and in Executive Officer Positions

(a)	For purposes of this Item, a "target" means a number or percentage, or a range of numbers or percentages, adopted by the issuer of women on the issuer's board or in executive officer positions of the issuer by a specific date.

(b)	Disclose whether the issuer has adopted a target regarding women on the issuer's board. If the issuer has not adopted a target, disclose why it has not done so.

The Corporation has not adopted such a target to date, as the Corporation's priority at the present stage of the Corporation's existence and development is to seek out the best available candidates, irrespective of gender.

(c)	Disclose whether the issuer has adopted a target regarding women in executive officer positions of the issuer. If the issuer has not adopted a target, disclose why it has not done so.

The Corporation has not adopted such a target to date, as the Corporation's priority at the present stage of the Corporation's existence and development is to seek out the best available candidates, irrespective of gender.

(d)	If the issuer has adopted a target referred to in either (b) or (c), disclose: N/A

(i)	the target, and

(ii)	the annual and cumulative progress of the issuer in achieving the target.

15. Number of Women on the Board and in Executive Officer Positions

(a)	Disclose the number and proportion (in percentage terms) of directors on the issuer's board who are women.

The Corporation currently has no women directors.

(b)	Disclose the number and proportion (in percentage terms) of executive officers of the issuer, including all major subsidiaries of the issuer, who are women.

One of the three current senior executive officers of the Corporation (33%) is a woman.

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SCHEDULE "B"

CHARTER OF THE AUDIT COMMITTEE OF

ZOMEDICA CORP.

November 22, 2016

I.       PURPOSE

The purpose of the Audit Committee (the "Committee") of the board of directors (the "Board") of Zomedica Corp. (the "Company") is to oversee (i) the integrity of the Company's financial statements, the Company's accounting and financial reporting processes and financial statement audits; (ii) the Company's compliance with applicable legal and regulatory requirements; (iii) the Company's systems of internal control over financial reporting and disclosure controls and procedures; (iv) the independent auditor's engagement, qualifications, performance, compensation and independence; (v) review of related party transactions; and (vi) compliance with the Company's Code of Business Conduct and Ethics (when adopted). While the Committee has the responsibilities and powers set forth in this Charter, its function is one of oversight, whereas the planning and conduct of the audit is the responsibility of the independent auditor, and the Financial Statements are the responsibility of the Company's management.

II.       COMPOSITION

The Committee shall consist of three (3) directors or such greater number as the directors may from time to time determine. Each member of the Committee shall satisfy the independence standards specified in Section 803A and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the applicable listing rules of the NYSE MKT LLC ("NYSE MKT") and National Instrument 52-110 – Audit Committees ("NI 52-110"). The majority of the members of the Audit Committee shall not be officers or employees of the Corporation and not less than one-quarter (1/4) of the members shall be Canadian residents.

No member of the Committee can have participated in the preparation of the Company's or any of its subsidiaries' financial statements at any time during the past three years.

Each member of the Committee must be "financially literate" (as defined in NI 52-110) and must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background that leads to financial sophistication. At least one member of the Committee must be an "audit committee financial expert" as defined in Item 407(d)(5)(ii) of Regulation S-K. A person who satisfies this definition of audit committee financial expert will also be presumed to have financial sophistication.

No member of the Committee may serve simultaneously on the audit committee of more than three other public companies, unless the Board determines that such simultaneous service would not impair the ability of such member to serve effectively on the Committee and discloses such determination in the Company's annual proxy statement.

Members shall be appointed by the Board. Members shall serve for such term as the Board may determine or until earlier resignation. The Board may remove any member from the Committee at any time with or without cause. A member of the Audit Committee shall ipso facto cease to be a member of the Audit Committee upon ceasing to be a Director of the Corporation.

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III.       RESPONSIBILITIES

Within the scope of the role of the Committee described above, the Committee is charged by the Board with the responsibility to:

a.	To (1) select and retain (and recommend that the Board submit for shareholder ratification, if applicable) an independent registered public accounting firm to act as the Company's independent auditors for the purpose of auditing the Company's annual financial statements, books, records, accounts and internal controls over financial reporting; (2) set the compensation of the Company's independent auditors; (3) oversee the work done by the Company's independent auditors; and (4) terminate the Company's independent auditors, if necessary.

b.	To select, retain, compensate, oversee and terminate, if necessary, any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

c.	To pre-approve all audit and permitted non-audit and tax services that may be provided by the Company's independent auditors and establish policies and procedures for the Committee's pre-approval of permitted services by the Company's independent auditors on an on-going basis.

d.	At least annually, to obtain and review a written report by the Company's independent auditors that describes (1) the accounting firm's internal quality control procedures, (2) any material issues raised by the most recent internal quality control review, peer review or Public Company Accounting Oversight Board (the "PCAOB") review or inspection of the firm or by any other inquiry or investigation by governmental or professional authorities in the past five years regarding one or more audits carried out by the firm and any steps taken to deal with any such issues, (3) all relationships between the firm and the Company or any of its subsidiaries or affiliates, consistent with Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence ("Rule 3526"), of the PCAOB; and to discuss with the independent auditors this report and any relationships or services that may impact the objectivity and independence of the auditors consistent with Rule 3526.

e.	At least annually, to evaluate the qualifications, performance and independence of the Company's independent auditors, including an evaluation of the lead audit partner; and to assure the regular rotation of the lead audit partner at the Company's independent auditors and consider regular rotation of the accounting firm serving as the Company's independent auditors.

f.	To review and discuss with the Company's independent auditors a report from such auditor describing (1) the auditors' responsibilities under applicable auditing standards (United States generally accepted auditing standards ("U.S. GAAP") International Financial Reporting Standards ("IFRS"), as applicable) and the responsibilities of management in the audit process; (2) the overall audit strategy; (3) the scope and timing of the annual audit; (4) any significant risks identified during the auditors' risk assessment procedures; and (5) when completed, the results, including significant findings, of the annual audit.

g.	To review and discuss with the Company's independent auditors (1) all critical accounting policies and practices to be used in the audit; (2) all alternative treatments of financial information within applicable auditing standards (U.S. GAAP or IFRS, as applicable) that have been discussed with management, the ramifications of the use of such alternative treatments and the treatment preferred by the auditors; and (3) other material written communications between the auditors and management.

h.	To review and discuss with the Company's independent auditors and management (1) any audit problems or difficulties, including difficulties encountered by the Company's independent auditors during their audit work (such as restrictions on the scope of their activities or their access to information); (2) any significant disagreements with management; (3) management's response to these problems, difficulties or disagreements; and (4) to resolve any disagreements between the Company's auditors and management.

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i.	To review with management and the Company's independent auditors: any major issues regarding accounting principles and financial statement presentation, including any significant changes in the Company's selection or application of accounting principles; any significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including the effects of alternative methods under U.S. GAAP or IFRS, as applicable; and the effect of regulatory and accounting initiatives and off-balance sheet structures on the Company's financial statements.

j.	To review with management and the Company's independent auditors the adequacy and effectiveness of the Company's financial reporting processes, internal control over financial reporting and disclosure controls and procedures, including any significant deficiencies or material weaknesses in the design or operation of, and any material changes in, the Company's processes, controls and procedures and any special audit steps adopted in light of any material control deficiencies, and any fraud involving management or other employees with a significant role in such processes, controls and procedures, and review and discuss with management and the Company's independent auditors disclosure relating to the Company's financial reporting processes, internal control over financial reporting and disclosure controls and procedures, the independent auditors' report on the effectiveness of the Company's internal control over financial reporting, where applicable, and the required management certifications to be included in or attached as exhibits to the Company's annual report on Form 10-K or quarterly report on Form 10-Q, as applicable.

k.	To review and discuss with the Company's independent auditors any other matters required to be discussed by PCAOB Auditing Standards No, 16, Communications with Audit Committees.

l.	To review and discuss with the Company's independent auditors and management the Company's annual audited financial statements (including the related notes), the form of audit opinion to be issued by the auditors on the financial statements and the disclosure under "Management's Discussion and Analysis of Financial Condition and Results of Operations" ("MD&A") to be filed in Canada and included in the Company's annual report on Form 10-K before the MD&A is filed in Canada and the Form 10-K is filed in the U.S.

m.	To recommend to the Board that the audited financial statements and the MD&A section be approved and filed in Canada and included in the Company's Form 10-K and produce the audit committee report required to be included in the Company's annual report or proxy statement.

n.	To review and discuss with the Company's independent auditors and management the Company's quarterly financial statements and the disclosure under the MD&A to be filed in Canada and to be included in the Company's quarterly report on Form 10-Q before the MD&A is filed in Canada and the Form 10-Q is filed in the U.S.

o.	To review and discuss earnings press releases and corporate practices with respect to earnings releases and financial information and earnings guidance provided to analysts and the investment community.

p.	To review and discuss with management policies and guidelines to govern the process by which management assesses and manages the Company's risks, including the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

q.	To review the Company's compliance with applicable laws and regulations and to review and oversee any policies, procedures and programs designed to promote such compliance.

r.	To set clear Company hiring policies for employees, partners, former employees or former partners of the Company's independent auditors that participated in any capacity in any Company audit.

s.	To establish, review and oversee procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

B-4
t.	To review, approve and oversee any transaction between the Company and any related person (as defined in Item 404 of Regulation S-K) and any other potential conflict of interest situations on an ongoing basis, in accordance with Company policies and procedures as may be adopted by the Board or a committee thereof from time to time.

u.	To conduct any activities relating to the Company's Code of Business Conduct and Ethics as may be delegated from time to time to the Committee by the Board.

v.	To review and reassess the adequacy of the Committee's charter on an annual basis.

w.	To perform such other duties and responsibilities as may be assigned to the Committee by the Board.

IV.       AUTHORITY

By adopting this Charter, the Board delegates to the Committee full authority to:

a.	Investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company.

b.	Delegate such of its authority and responsibilities as the Committee deems proper to subcommittees thereof, subject to all applicable laws and regulations (including without limitation the NYSE MKT listing standards and applicable Canadian securities laws, regulatory policies and stock exchange rules).

c.	Appoint a chair of the Committee, unless a chair is designated by the Board.

d.	Select, retain and obtain, in the Committee's sole discretion, the advice of outside counsel, accounting experts or other advisors as the Committee may deem appropriate in its sole discretion. The Committee shall have sole authority to approve related fees and retention terms. The Committee shall have available appropriate funding from the Company as determined by the Committee for payment of: (1) compensation to any accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (2) compensation to any advisors employed by the Committee; and (3) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

V.        COMMITTEE STRUCTURE AND OPERATIONS

The Committee shall meet in person or telephonically at such times and at such intervals as it shall determine is necessary to carry out its duties and responsibilities, but in any case, not less than four times per year. The chairperson, with input from the other members of the Committee and management, shall set the agendas for Committee meetings. A majority of the members of the Committee shall constitute a quorum for purposes of holding a meeting, provided that at least one member in attendance is a Canadian resident, and the Committee may act by a vote of a majority of members present at such meeting. In lieu of a meeting, the Committee may act by unanimous written consent.

The time and place for Committee meetings, the calling and the procedure at such meetings shall be determined by the Committee having regard to the Articles and By-Laws of the Company. To the extent practicable, at least twenty-four hours' notice of each meeting of the Committee shall be given to each member of the Committee. Notice of a meeting of the Committee shall:

(i)	be in writing (which, for greater certainty, shall include any notice provided via e-mail);

(ii)	state the nature of the business to be transacted at the meeting in reasonable detail; and

(iii)	to the extent practicable, be accompanied by copies of documentation to be considered at the meeting.

B-5

The Chair shall preside at all meetings of the Committee and shall have a second and deciding vote in the event of a tie. In the absence of the Chair, the other members of the Committee shall appoint a representative amongst them to act as Chair for that particular meeting.

Notice of meetings of the Committee may be given to the external auditors and shall be given in respect of meetings relating to the annual audited financial statements. The external auditors have the right to appear before and to be heard at any meeting of the Committee. Upon the request of the external auditors, the Chair of the Committee shall convene a meeting of the Committee to consider any matters which the external auditors believe should be brought to the attention of the Board or shareholders of the Company.

The Committee shall report to the Board on such matters and questions relating to the financial position of the Company or any affiliates of the Company as the Board may from time to time refer to the Committee.

The Committee shall maintain minutes containing a summary of the actions taken at each Committee meeting and shall make regular reports to the Board with respect to actions taken by the Committee and areas of the Committee's responsibilities. These reports shall include a review of any issues that arise with respect to the quality and integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements or the performance of the Company's independent auditors.

VI.       PERFORMANCE EVALUATION

The Committee shall conduct an annual evaluation of the performance of its duties under this Charter and shall present the results of the evaluation to the Board. The Committee shall conduct this evaluation in such manner as it deems appropriate.

C-1

SCHEDULE "C"

EXECUTIVE AND DIRECTOR COMPENSATION

All amounts in this Schedule "C" are in US dollars. Unless otherwise indicated, information is given in respect of the fiscal year ended December 31, 2020.

The following table shows the compensation for each of the years ended December 31, 2020 and December 31, 2019 awarded to or earned by our principal executive officer and our two other most highly compensated executive officers who were serving as executive officers as of December 31, 2020. The persons listed in the following table are referred to herein as the "named executive officers."

Name and Principal Position		Salary	Bonus	Option	All Other	Total
				Awards(5)	Compensation(6)
		($)	($)	($)	($)	($)

Robert Cohen (1)
Chief Executive Officer	2020	184,979	81,500	1,357,727	14,236	1,638,442
Shameze Rampertab (2)
Former Interim Chief Executive Officer, Former Chief Financial	2019	226,261	31,289	367,555	8,013	633,118
Officer, Former Corporate Secretary and Former Director	2020	156,053		23,153	(22,970)	156,236
Stephanie Morley (3)
President and Chief Medical Officer	2019	207,292	30,000	448,212	26,082	711,586
	2020	225,000	30,000	55,796	27,703	338,499
Bruk Herbst(4)
Chief Commercial Officer	2019	150,000	30,000	117,153	53,553	350,706
	2020	150,000	15,000	44,419	43,966	253,385

_________________

(1) Mr. Cohen entered into an employment agreement in June 2020 pursuant to which he is entitled to receive an annual salary of $341,500. He also received 2,000,000 stock options valued at $279,944. On December 31, 2020, Mr. Cohen received 12,000,000 shares, 6,000,000 of which were vested and stock options valued at $1,077,783.

(2) Pursuant to Mr. Rampertab’s amended employment agreement in November 2016, he was entitled to receive an annual salary of $225,563. He also received a monthly car allowance of $602. On December 2, 2019, Mr. Rampertab was named as Interim Chief Executive Officer, in June 2020 he ceased to be Interim Chief Executive Officer and on August 14, 2020, Mr. Rampertab resigned as Chief Financial Officer. In 2019 Mr. Rampertab received a stock option grant of 950,000 shares valued at $370,984. In 2020 he received a stock option grant of 900,000 shares, 225,000 of which were vested and were valued at $23,153.

(3) Dr. Morley entered into an amended employment agreement on September 16, 2019 which increased her salary from $200,000 to $225,000 per annum. There was no change to the monthly car and tax preparation allowance of $2,000. In 2019 Dr. Morley received two stock option grants of 900,000 valued at $351,458 and 500,000 valued at $100,022. In 2020, Dr. Morley received two stock option grants of 750,000 valued at $47,591 and 300,000, 75,000 vesting immediately, valued at $8,205. On December 31, 2020 Dr. Morley received options of 2,500,000, none of which have vested. Dr. Morley was President and Chief Operations Officer until August 2020.Dr. Morley resigned as President and Chief Medical Officer on May 14, 2021.

(4) Pursuant to Mr. Herbst’s employment agreement in July 2017, he is entitled to receive an annual salary of $150,000. He also receives a monthly car allowance of $4,000. In 2019, Mr. Herbst received a stock option grant of 300,000 shares, valued at $117,153. In 2020, Mr. Herbst received a stock option grant of 700,000 shares, 175,000 vesting immediately valued at $44,419. On December 31, 2020 Mr. Herbst received a stock option grant of 3,000,000, none of which have vested.

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(5) Represents the aggregate grant date fair value for grants vested made in 2020 and 2019, respectively, computed in accordance with FASB ASC Topic 718. The assumptions we used in valuing options are described in Note 13 to our financial statements included in this Annual Report on Form 10-K.

 (6) All Other Compensation represents monthly allowances and severance amounts, net of vacation accrual.

Employment and Consulting Agreements

Robert Cohen

In connection with Mr. Cohen’s appointment to Chief Executive Officer on January 1, 2021, we entered into an employment agreement pursuant which we have agreed to pay Mr. Cohen a base salary of $417,200 per year. Mr. Cohen will be eligible to receive an annual discretionary bonus of up to $200,000 each fiscal year based on the achievement of certain performance and financial objectives for such fiscal year established by the Board. Pursuant to the employment agreement, Mr. Cohen’s bonus for fiscal year 2021 will be based 50% on achievement of the year-end cash target and 50% on achievement of the year-end revenue target, both as established by the Board for all potential bonus recipients. For 2021, the revenue portion will be calculated as follows: (a) below 75% achievement - no bonus for this segment; (b) between 75% and 89.9999% achievement - that percentage applies to the bonus target for this segment; (c) between 90% and 100% achievement - 100% of the bonus target for this segment; (d) between 100% and 125% achievement - that percentage applies to the bonus target for this segment; and, (e) above 125% achievement - 125% of the bonus target for this segment. The cash portion will be calculated as follows: (a) below 100% achievement - no bonus for this segment; and, (b) between 100% and 125% achievement - that percentage applies to the bonus target for this segment. The bonus, if any, will be payable within sixty (60) days following the end of each fiscal year. If Mr. Cohen serves for less than a full fiscal year, other than as a result of a termination for “cause” (as defined in the employment agreement), Mr. Cohen will be eligible to receive a pro rata portion of the bonus, if any, for such fiscal year. Mr. Cohen will also be eligible to participate in the Corporation’s employee benefit plans, including health and 401(k) plans. He will also be entitled to the reimbursement of reasonable business expenses. In the employment agreement, Mr. Cohen has agreed to customary confidentiality, non-competition and intellectual property covenants. The employment agreement has initial term of one year and automatically extends for one-year terms unless either party elects to terminate it. Upon the termination of the employment agreement, unless Mr. Cohen’s employment is terminated for “cause” (as defined in the employment agreement), the Corporation and Mr. Cohen will enter into a transitional consulting agreement for a term not ending sooner than January 1, 2023 and containing such other terms and conditions as the parties may agree.

Bruk Herbst

In July 2017, we entered into a written employment agreement with Mr. Herbst pursuant to which Mr. Herbst serves as our Chief Commercial Officer. Under the agreement, Mr. Herbst receives an annual base salary of $150,000, subject to annual review and will be entitled to quarterly cash bonuses upon the achievement of certain specified objectives established by the Board. Mr. Herbst also receives a $4,000 monthly allowance in respect of the following items: (i) vehicle and (ii) tax preparation. Mr. Herbst is entitled to three weeks paid vacation time. Pursuant to the agreement, any options granted to Mr. Herbst will be subject to accelerated vesting in the event that Mr. Herbst’s employment is terminated by us without cause. On December 23, 2020, Mr. Herbst’s employment agreement was amended effective January 1, 2021. Among other things, the amendment (i) provides that, in lieu of a quarterly bonus, Mr. Herbst will be eligible to receive an annual cash bonus of $60,000 upon the achievement of certain objectives to be established by the Company’s Chief Executive Officer prior to the beginning of each calendar year, and a pro rata portion of that bonus if his employment is subject to a Termination Without Cause (as defined in his agreement) on or after July 1, and (ii) makes certain other conforming changes to reflect the foregoing. Mr. Herbst’s executive employment agreement was previously amended on November 19, 2020 to increase his base salary to $225,000 and to remove his entitlement to a monthly allowance of $4,000, all effective January 1, 2021. The agreement also includes customary non-solicitation, confidentiality and assignment of inventions provisions. In the event that Mr. Herbst has a “separation from service” within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended, or the Code, Mr. Herbst would have the right to exercise all of his options, and we would be required to pay him a lump sum equal to 12 months of his base salary and any quarterly bonus allocable or payable prior to the date of termination.

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Outstanding Equity Awards at Fiscal Year End

The following table sets forth certain information, on an award-by-award basis, concerning outstanding equity awards for each named executive officer as of December 31, 2020:

	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Stephanie Morley (1)	900,000	-	-	1.52	1/10/2021	-	-	-	-
Bruk Herbst (3)	300,000	-	-	1.52	1/10/2021	-	-	-	-
Ann Cotter (1)	50,000	-	-	1.52	1/10/2021	-	-	-	-
Stephanie Morley (2)	500,000	-	-	0.43	9/16/2021	-	-	-	-
Bruk Herbst (3)	175,000	-	-	0.19	3/14/2025	-	-	-	-
Stephanie Morley(3)	187,500	-	-	0.19	3/14/2025	-	-	-	-
Ann Cotter (3)	50,000	-	-	0.19	3/14/2025	-	-	-	-
Robert Cohen (4)	2,000,000		-	0.19	6/16/2025	-	-	-	-
Stephanie Morley (3)	75,000	225,000	-	0.11	9/29/2025	-	-	-	-
Ann Cotter (3)	300,000	225,000	-	0.11	10/2/2025	-	-	-	-
Robert Cohen (5)	12,000,000	6,000,000	-	0.23	12/30/2030	-	-	-	-
Stephanie Morley(6)	2,500,000	2,500,000	-	0.23	12/30/2030	-	-	-	-
Bruk Herbst(6)	3,000,000	3,000,000	-	0.23	12/30/2030	-	-	-	-
Ann Cotter(6)	3,000,000	3,000,000	-	0.23	12/30/2030	-	-	-	-

(1)	Stock options vest immediately upon issue, with an issue date of January 10, 2019, and expire on January 10, 2021.
(2)	Stock options vest immediately upon issue, with an issue date of September 16, 2019 and expire on September 16, 2021.
(3)	Stock options vest 25% immediately upon issue, and 25% each of the next three years and expire on March 14, 2025.
(4)	Stock options expire on June 16, 2025. These options were originally subject to performance vesting but were modified so that they were subject to time vesting in three tranches, with the last vesting date having occurred in December 2020.
(5)	Stock option vest 50% immediately upon issue, and 25% each of the next two years and expire on December 30, 2030.
(6)	Stock option vest 25% annually beginning December 31, 2021 and expire on December 30, 2030.

Equity Compensation Plan Information

The following table provides information, as of December 31, 2020, with respect to all compensation arrangements maintained by us, including individual compensation arrangements, under which shares are authorized for issuance.

Plan Category	Number of Securities to be issued upon outstanding options rights (a)	Weighted-average exercise price outstanding options and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in columns (a)) (c)
Equity compensation plans approved by shareholders	39,604,515	$0.36	43,475,589
Equity compensation plans not approved by shareholders	Nil	N/A	Nil
Total	39,604,515	$0.36	43,475,589

C-4

Director Compensation

During the year ended December 31, 2020, we did not have a formal compensation policy for our outside directors. Set forth below is information concerning the compensation of directors, other than directors who are our employees, paid during the year ended December 31, 2020:

On March 14, 2020, we granted the following options to our non-employee directors:

•	Mr. Rowe – options to acquire 250,000 common shares;
•	Mr. Williams – options to acquire 200,000 common shares; and
•	Dr. Powers – options to acquire 250,000 common shares;

Mr. Rowe, Mr. Williams and Dr. Powers’ options have an exercise price $0.19 per common share, 25% vested upon grant and 25% vest annually for the next 3 years and expire five years from the date of grant.

On July 9, 2020, we granted Mr. MacLeod an option to acquire 175,000 common shares. This option grant was made in connection with his appointment to the Board. Mr. MacLeod’s options have an exercise price $0.18 per common share, 25% vested upon grant and 25% vest annually for the next 3 years and expire five years from the date of grant.

The table below summarizes the compensation we paid to our non-employee directors in 2020.

Name	Fees earned or paid in cash ($)	Stock Awards ($)	Option Awards ($)	Total ($)
Jeff Rowe	-	-	$15,864	$15,864
Rod Williams	-	-	$12,691	$12,691
Johnny D. Powers	9,547.50	-	$15,864	$25,411
Chris MacLeod	-	-	$10,316	$10,316

Our consulting agreement with Dr. Powers whereby he acted as Strategic Advisor lapsed on April 30, 2020. During 2020, Mr. Powers was paid consulting fees of $9,548.

On May 12, 2021, we granted the following options to our non-employee directors:

•	Mr. Rowe – options to acquire 1,000,000 common shares;
•	Dr. Powers – options to acquire 800,000 common shares;
•	Mr. Williams – options to acquire 800,000 common shares;
•	Mr. MacLeod – options to acquire 800,000 common shares; and
•	Mr. Wolfenberg– options to acquire 800,000 common shares

These options have an exercise price of $0.78 and will vest 25% at the conclusion of each calendar year, with the first tranche vesting on December 31, 2021 and expire 10 years from the date of grant subject to earlier termination in accordance with the Plan.

On May 12, 2021, the Board adopted a non-employee director compensation policy pursuant to which each non-employee director is entitled to receive an annual cash retainer of $25,000, payable quarterly and prorated for the second quarter.

ZOMEDICA CORP.

REQUEST FOR FINANCIAL STATEMENTS AND RELATED MD&A

Dear Shareholder:

As a registered and/or beneficial shareholder of Zomedica Corp. (the "Company"), you are entitled to receive our annual financial statements and related MD&A, as well as our interim financial statements and related MD&A. If you wish to receive them by mail, please complete and return this form to our Transfer Agent, AST Trust Company (Canada) (by mail or fax below) or submit your request online (see address below). You will receive this form each year and will be required to renew your request to receive these financial statements and related MD&A.

We encourage you to submit your request online at: https://ca.astfinancial.com/financialstatements

Our Company Code Number is: 9640A

If you have any questions about this procedure, please contact AST Trust Company (Canada) by phone at 1-800-387-0825 or (416) 682-3860 or by email at inquiries@astfinancial.com .

To:	AST Trust Company (Canada)
By Mail:	P.O. Box 700, Station B, Montreal, QC, H3B 3K3
By Fax:	1-800-249-6189

(Please mark)

☐	I wish to receive the Company’s annual financial statements and related MD&A

☐	I wish to receive the Company’s interim financial statements and related MD&A

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Name __________________________________________________________________

Address ________________________________________________________________

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Note: Do not return this form by mail or fax if you have submitted your request online.

9640A SUPP